As filed with the Securities and Exchange Commission on March 5, 1997


                                         Securities Act Registration No. 2-63394
                                Investment Company Act Registration No. 811-2896
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ---------------



                                   FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          Pre-Effective Amendment No.                        [ ]
                        Post-Effective Amendment No. 29                      [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                Amendment No. 28                             [X]
                        (Check appropriate box or boxes)


                                ---------------



                        PRUDENTIAL HIGH YIELD FUND, INC.
               (Exact name of registrant as specified in charter)
               (formerly Prudential-Bache High Yield Fund, Inc.)


                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (201) 367-7530

                               S. Jane Rose, Esq.
                              Gateway Center Three
                            Newark, New Jersey 07102
               (Name and Address of Agent for Service of Process)


                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):


          [ ] immediately upon filing pursuant to paragraph (b)
          [ ] on [date] pursuant to paragraph (b)
          [X] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on (date) pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
              If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1996 was filed on February 28, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

                            (as required by Rule 495)


N-1a Item No.                                                                   Location
-------------                                                                   --------
Part A

Item  1. Cover Page                                                             Cover Page

Item  2. Synopsis                                                               Fund Expenses

Item  3. Condensed Financial Information                                        Fund Expenses; Financial Highlights;
                                                                                How the Fund Calculates Performance

Item  4. General Description of Registrant                                      Cover Page; Fund Highlights; How the
                                                                                Fund Invests; General Information

Item  5. Management of the Fund                                                 Financial Highlights; How the Fund
                                                                                is Managed

Item 5a. Management's Discussion of
         Fund Performance                                                       Financial Highlights

Item  6. Capital Stock and Other Securities                                     General Information; Shareholder
                                                                                Services; Taxes, Dividends and
                                                                                Distributions

Item  7. Purchase of Securities Being Offered                                   Shareholder Guide; How the Fund
                                                                                Values its Shares; Fund Expenses

Item  8. Redemption or Repurchase                                               Shareholder Guide; How the Fund
                                                                                Values its Shares; General Information

Item  9. Pending Legal Proceedings                                              Not Applicable

Part B
Item  10. Cover Page                                                            Cover Page

Item  11. Table of Contents                                                     Table of Contents

Item  12. General Information and History                                       General Information

Item  13. Investment Objectives and Policies                                    Investment Objective and Policies;
                                                                                Investment Restrictions; Portfolio

Item  14. Management of the Fund                                                Directors and Officers; Manager;
                                                                                Distributor

Item  15. Control Persons and Principal Holders of Securities                   Not Applicable

Item  16. Investment Advisory and Other Services                                Manager; Distributor; Custodian;
                                                                                Transfer and Dividend Disbursing
                                                                                Agent and Independent Accountants

Item  17. Brokerage Allocation and Other Practices                              Portfolio Transactions and Brokerage

Item  18. Capital Stock and Other Securities                                    Not Applicable

Item  19. Purchase, Redemption and Pricing of Securities Being Offered          Purchase and Redemption of Fund
                                                                                Shares; Shareholder Investment
                                                                                Account; Net Asset Value

Item  20. Tax Status                                                            Taxes, Dividends and Distributions

Item  21. Underwriters                                                          Distributor

Item  22. Calculation of Performance Data                                       Performance Information

Item  23. Financial Statements                                                  Financial Statements

Part C
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-
Effective Amendment to the Registration Statement.

Prudential High Yield Fund, Inc.

--------------------------------------------------------------------------------


Prospectus dated March 6, 1997


--------------------------------------------------------------------------------


Prudential High Yield Fund, Inc. (the Fund) is an open-end, diversified management investment company whose primary investment objective is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The high yield securities sought by the Fund will generally be securities rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service, or BBB or lower by Standard & Poor's Ratings Group or comparably rated by any other Nationally Recognized Statistical Rating Organization) or non-rated securities which are, in the opinion of the Fund's investment adviser, of comparable quality. There can be no assurance that the Fund's investment objectives will be achieved. See "How the Fund Invests-Investment Objectives and Policies."

The Fund may invest up to 100% of its assets in lower-rated bonds, commonly known as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest, including default risk, than higher rated bonds. The Fund may also invest in "distressed securities." Purchasers should carefully assess the risks associated with an investment in the Fund. See "How the Fund Invests-Investment Objectives and Policies" at page 9. See also "How the Fund Invests-Risk Factors-Risks Relating to Investing in High Yield Securities," "-Risks Relating to Investing in Distressed Securities" at page 14 and "Description of Corporate Bond Ratings" at page A-1.

The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.


--------------------------------------------------------------------------------


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 6, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

What is Prudential High Yield Fund, Inc.?

    Prudential High Yield Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

What are the Fund's Investment Objectives?


    The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities rated Baa or lower by Moody's Investors Service (Moody's), or BBB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), and which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. There can be no assurance that the Fund's objectives will be achieved. See "How the Fund Invests-Investment Objectives and Policies" at page 9.

What are the Fund's Risk Factors and Special Characteristics?

    The Fund invests primarily in lower-rated bonds, commonly known as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. The Fund may also invest in "distressed securities". Purchasers should carefully assess the risks associated with an investment in the Fund. See "How the Fund Invests--Investment Objectives and Policies" at page
9. See also "How the Fund Invests--Risk Factors--Risks Relating to Investing in High Yield Securities", "--Risks Relating to Investing in Distressed Securities" at page 14 and "Description of Corporate Bond Ratings" at page A-1. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

    The Fund may also engage in various hedging and return enhancement strategies, including using derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests-Risk Factors- Hedging and Return Enhancement Strategies" at page 11.


Who Manages the Fund?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund's average daily net assets in excess of $3 billion. As of January 31, 1997, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $55.8 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed-Manager" at page 16.


Who Distributes the Fund's Shares?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. Prudential Securities is paid an annual distribution and service fee which is currently being charged at the rate of .15 of 1% of the average daily net assets of the Class A shares, at the rate of up to .75 of 1% of the average daily net assets of the Class B shares and which is currently being charged at the rate of
 .75 of 1% of the average daily net assets of the Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by the Fund. See "How the Fund is Managed-Distributor" at page 17.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

What is the Minimum Investment?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirement. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Fund" at page 23 and "Shareholder Guide-Shareholder Services" at page 34.


How Do I Purchase Shares?


    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 20 and "Shareholder Guide-How to Buy Shares of the Fund" at page 23.

What are My Purchase Alternatives?

    The Fund offers four classes of shares through this Prospectus:


    * Class A Shares:  Sold with an initial sales charge of up to 4% of the offering price.

    * Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares,
                      Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

    * Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    * Class Z Shares: Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

    See "Shareholder Guide-Alternative Purchase Plan" at page 24.


How Do I Sell My Shares?


    You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares" at page 28.

How are Dividends and Distributions Paid?

    The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions of any net capital gains, if any, at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 21.


--------------------------------------------------------------------------------

                                  FUND EXPENSES


Shareholder Transaction Expenses+        Class A Shares    Class B Shares           Class C Shares   Class Z Shares
                                         --------------    --------------           --------------   --------------

    Maximum Sales Load Imposed on
      Purchases (as a percentage of
      offering price) ..................       4%                None                     None            None

    Maximum Sales Load on
      Reinvested Dividends .............      None               None                     None            None

    Maximum Deferred Sales Load (as a
      percentage of original purchase
      price or redemption proceeds,
      whichever is lower) ..............      None     5% during the first year,  1% on redemptions       None
                                                            decreasing by 1%       made within one
                                                         annually to 1% in the     year of purchase
                                                       fifth and sixth years and
                                                          0% the seventh year*

    Redemption Fees                           None               None                     None            None

    Exchange Fees                             None               None                     None            None


Annual Fund Operating Expenses (as a percentage of average net assets)

                                         Class A Shares     Class B Shares           Class C Shares    Class Z Shares
                                         --------------     --------------           --------------    --------------

    Management Fees ....................      .41%               .41%                     .41%            .41%
    12b-1 Fees (After Reduction) .......      .15%++             .75%                     .75%++          None
    Other Expenses .....................      .16%               .16%                     .16%            .16%
    Total Fund Operating Expenses ......      .72%              1.32%                    1.32%            .57%



Example                                                                         1 year   3 years 5 years  10 years
-------                                                                         ------   ------- -------  --------
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:


    Class A .........................................................             $47      $62      $78      $126
    Class B .........................................................             $63      $72      $82      $135
    Class C .........................................................             $23      $42      $72      $159
    Class Z** .......................................................             $ 6      $18      $32      $ 71


You would pay the following expenses on the same investment, assuming no redemption:


    Class A .........................................................             $47      $62      $78      $126
    Class B .........................................................             $13      $42      $72      $135
    Class C .........................................................             $13      $42      $72      $159
    Class Z** .......................................................             $ 6      $18      $32      $ 71




The above example is based on data for the Fund's fiscal year ended December 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees.

 *Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-Conversion Feature-Class B Shares."

**Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the entire fiscal year ended December 31, 1996.

 +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-Distributor."

++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% per annum and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to Class A and Class C shares of the Fund to no more than .15 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively, for the year ending December 31, 1997. Total operating expenses without such limitations would be .87% and 1.57% for Class A and Class C shares, respectively. See "How the Fund is Managed-Distributor."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the periods indicated)
                                (Class A Shares)
--------------------------------------------------------------------------------


The following financial highlights with respect to each of the five years in the period ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."


                                                                                                    January 22,
                                                                                                      1990(b)
                                                             Year Ended December 31,                  through
                                         ---------------------------------------------------------- December 31,
                                           1996        1995      1994      1993      1992      1991     1990
                                         --------    --------  --------  --------  --------  -------  -------
PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of
  period .............................   $   8.19    $   7.68  $   8.70  $   8.19  $   7.88  $  6.72  $  8.45
                                         --------    --------  --------  --------  --------  -------  -------
Income from investment operations:
Net investment income ................        .75         .81       .80       .84       .90      .93     1.01
Net realized and unrealized gain
  (loss) on investments ..............        .22         .53     (1.00)      .52       .32     1.26    (1.70)
                                         --------    --------  --------  --------  --------  -------  -------
  Total from investment
    operations .......................        .97        1.34      (.20)     1.36      1.22     2.19     (.69)
                                         --------    --------  --------  --------  --------  -------  -------
Less distributions:
Dividends from net investment income .       (.75)       (.81)     (.80)     (.84)     (.90)    (.93)   (1.01)
Distributions in excess of net
  investment income ..................       (.02)       (.02)     (.02)     (.01)       -        -        -
Distributions from paid-in
  capital in excess of par ...........         -           -         -         -       (.01)    (.10)    (.03)
                                         --------    --------  --------  --------  --------  -------  -------
  Total distributions ................       (.77)       (.83)     (.82)     (.85)     (.91)   (1.03)   (1.04)
                                         --------    --------  --------  --------  --------  -------  -------
Net asset value, end of period .......   $   8.39    $   8.19  $   7.68  $   8.70  $   8.19  $  7.88  $  6.72
                                         ========    ========  ========  ========  ========  =======  =======

TOTAL RETURN:(a) .....................      12.60%      18.17%    (2.35)%   17.32%    15.97%   34.29%   (9.15)%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period (000) ...... $1,564,429  $1,336,354  $161,435  $171,364  $106,188  $54,025  $21,448
Average net assets (000) ............. $1,385,143  $1,056,555  $165,517  $149,190  $ 81,129  $37,194  $15,594
Ratios to average net assets:
  Expenses, including
    distribution fees ................        .72%        .75%      .78%      .76%      .85%     .88%     .93%(c)
  Expenses,  excluding
    distribution fees ................        .57%        .60%      .63%      .61%      .70%     .73%     .78%(c)
  Net investment income ..............       9.20%      10.13%     9.86%     9.93%    10.96%   12.73%   13.58%(c)
Portfolio turnover rate ............         89%         78%       74%       85%       68%      51%      40%


----------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes  reinvestment of dividends and distributions.  Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class A shares.
(c) Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
        (for a share outstanding throughout each of the years indicated)
                                (Class B Shares)
--------------------------------------------------------------------------------

The following financial highlights with respect to each of the five years in the period ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."







------------------------------------------------------------------------------------------------------------------------------------

                                                                   Year Ended December 31,
                           -------------------------------------------------------------------------------------------------------
                           1996       1995       1994       1993       1992      1991       1990       1989       1988(b)     1987
                           ----       ----       ----       ----       ----      ----       ----       ----       ------      ----
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
  beginning of year ..... $ 8.18     $ 7.67     $ 8.69     $ 8.19     $ 7.88     $ 6.71     $ 8.52    $ 9.71      $ 9.69     $10.66
                          ------     ------     ------     ------     ------     ------     ------    ------      ------     ------


Income from
  investment
  operations:

Net investment income ...    .71        .76        .76        .79        .85        .88       1.00      1.10        1.10       1.05
Net realized and
  unrealized gain
  (loss) on
  investments ...........    .22        .53      (1.00)       .51        .32       1.26      (1.76)    (1.19)          -       (.85)
                          ------     ------     ------     ------     ------     ------     ------    ------      ------     ------
    Total from
      investment
      operations ........    .93       1.29       (.24)      1.30       1.17       2.14       (.76)     (.09)       1.10        .20
                          ------     ------     ------     ------     ------     ------     ------    ------      ------     ------


Less distributions:
Dividends from net
  investment income .....   (.71)      (.76)      (.76)      (.79)      (.85)      (.88)     (1.02)    (1.10)      (1.08)     (1.15)
Distributions in
 excess of net
 investment income ......   (.02)      (.02)      (.02)      (.01)         -          -          -         -           -          -
Distributions from
  paid-in capital
  in excess of par ......      -          -          -          -       (.01)      (.09)      (.03)        -           -          -
Distributions from
  net realized
  gains .................      -          -          -          -          -          -          -         -           -       (.02)
                          ------     ------     ------     ------     ------     ------     ------    ------      ------     ------
    Total
      distributions .....   (.73)      (.78)      (.78)      (.80)      (.86)      (.97)     (1.05)    (1.10)      (1.08)     (1.17)
                          ------     ------     ------     ------     ------     ------     ------    ------      ------     ------
Net asset value,
  end of year ........... $ 8.38     $ 8.18      $7.67     $ 8.69     $ 8.19     $ 7.88     $ 6.71   $  8.52      $ 9.71     $ 9.69
                          ======     ======      =====     ======     ======     ======     ======   =======      ======     ======

TOTAL RETURN:(a) ........ 11.97%     17.49%    (2.92)%     16.54%     15.30%     33.62%    (9.52)%   (1.38)%      11.87%      1.05%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
  year (000) ........ $2,596,207 $2,730,903 $3,311,323 $3,745,985 $2,887,698 $2,199,127 $1,626,067 $2,405,670 $2,561,016 $2,139,618
Average net
  assets (000) ...... $2,652,883 $2,725,385 $3,566,709 $3,389,439 $2,582,922 $1,970,257 $1,994,229 $2,689,992 $2,427,581 $2,174,808
Ratio to average
  net assets:
  Expenses, including
    distribution fees ...  1.32%      1.35%      1.38%      1.36%      1.45%      1.48%      1.55%      1.36%      1.30%      1.33%
  Expenses, excluding
    distribution fees ...   .57%       .60%       .63%       .61%       .70%       .73%       .80%       .71%       .67%       .69%
  Net investment
    income ..............    8.62%    9.56%      9.28%      9.35%     10.29%     11.65%     13.34%     11.70%     10.93%     10.11%
Portfolio turnover rate .      89%      78%        74%        85%        68%        51%        40%        59%        57%        49%



----------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) On May 2, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the periods indicated)
                                (Class C Shares)
--------------------------------------------------------------------------------

The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."

-----------------------------------------------------------------------------------------------------------------------------------

                                                                    Year Ended December 31,   August 1, 1994(b)
                                                                  ---------------------------      through
                                                                      1996          1995      December 31, 1994
                                                                  ------------   ------------ -----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................     $ 8.18        $ 7.67          $ 8.05
                                                                     ------        ------          ------
Income from investment operations:
Net investment income ..........................................        .71           .76             .32
Net realized and unrealized gain (loss) on investments .........        .22           .53            (.37)
                                                                     ------        ------          ------
  Total from investment operations .............................        .93          1.29            (.05)
                                                                     ------        ------          ------
Less distributions:
Dividends from net investment income ...........................       (.71)         (.76)           (.32)
Distributions in excess of net investment income ...............       (.02)         (.02)           (.01)
                                                                     ------        ------          ------
  Total distributions ..........................................       (.73)         (.78)           (.33)
                                                                     ------        ------          ------
Net asset value, end of period .................................     $ 8.38        $ 8.18          $ 7.67
                                                                     ======        ======          ======

TOTAL RETURN:(a) ...............................................      11.97%        17.49%          (0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ................................    $43,374       $24,021          $4,860
Average net assets (000) .......................................    $28,647       $12,063          $2,840
Ratios to average net assets:
  Expenses, including distribution fees ........................       1.32%         1.35%           1.48%(c)
  Expenses, excluding distribution fees ........................        .57%          .60%            .73%(c)
  Net investment income ........................................       8.60%         9.49%           9.80%(c)
Portfolio turnover rate ........................................         89%           78%             74%




----------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class C shares.
(c) Annualized.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
            (for a share outstanding throughout the indicated period)
                                (Class Z Shares)
--------------------------------------------------------------------------------


The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of Class Z common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."

                                                                       Class Z
                                                                       March 1,
                                                                       1996(b)
                                                                       through
                                                                    December 31,
                                                                        1996
                                                                    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................     $  8.34
                                                                     -------
Income from investment operations:
Net investment income ..........................................         .63
Net realized and unrealized gains on investments ...............         .07
                                                                     -------
  Total from investment operations .............................         .70
                                                                     -------
Less distributions:
Dividends from net investment income ...........................        (.63)
Distributions in excess of net investment income ...............        (.02)
                                                                     -------
  Total distributions ..........................................        (.65)
                                                                     -------
Net asset value, end of period .................................     $  8.39
                                                                     =======
TOTAL RETURN:(a) ...............................................        8.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ................................     $31,748
Average net assets (000) .......................................     $28,978
Ratios to average net assets:
  Expenses, including distribution fees ........................         .57%(c)
  Expenses, excluding distribution fees ........................         .57%(c)
  Net investment income ........................................        9.31%(c)
Portfolio turnover rate ........................................          89%

----------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND POLICIES


    The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The achievement of the Fund's objectives will depend upon the investment adviser's analytical and portfolio management skills. There can be no assurance that these objectives will be achieved.


    As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


    The Fund's investment objectives are fundamental policies and, therefore, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.


    The higher yields sought by the Fund are generally obtainable from securities rated in the lower categories by recognized rating services. The Fund expects to seek high current income by investing principally in fixed income securities rated Baa or lower by Moody's Investors Service (Moody's), or BBB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO). Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. It is the present policy of the Fund not to invest in securities rated below B by both Moody's and Standard & Poor's unless in the opinion of the investment adviser the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings (except with respect to distressed Securities), however, this policy is evaluated from time to time and is subject to change. A description of corporate bond ratings is contained in Appendix A to this Prospectus. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund but only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.


    Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry medium to lower ratings and in comparable non-rated securities.

    The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio.

    Consistent with its primary investment objective, under normal conditions at least 80% of the value of the Fund's total assets will be invested in the high yield, medium to lower rated fixed-income securities previously described. However, when prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower rated or comparable non-rated securities and those derived from higher rated issues, the Fund may invest in higher rated fixed-income securities which provide similar yields but have less risk. Fixed-income securities appropriate for the Fund may include both convertible and nonconvertible debt securities and preferred stock. Generally, the Fund's average weighted maturity will range from 7 to 12 years. As of December 31, 1996, the Fund's average weighted maturity was 8.1 years.

   The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. See "Portfolio Characteristics--Zero Coupon, Pay-in-Kind and Deferred Payment Securities" in the Statement of Additional Information.

    When market conditions dictate a more defensive investment strategy, the Fund may invest temporarily in short-term obligations of, or securities guaranteed by, the United States Government, its agencies or instrumentalities or in high quality obligations of banks and corporations. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. In addition, the Fund may on occasion lend portfolio securities to brokers or dealers in corporate or governmental securities, banks or other recognized institutional borrowers of securities and may invest up to 20% of its assets in United States currency denominated fixed income issues of foreign governments and other foreign issuers and up to 10% of its total assets in foreign currency denominated debt issues of foreign or domestic issuers. Such investment strategies involve certain risks. See "Portfolio Characteristics" in the Statement of Additional Information.

    The Fund may invest in non-fixed income equity securities which are not attached to or included in a unit with fixed income securities, such as equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies, that in the view of the Subadviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively referred to with financially troubled issuers as "distressed securities"). Equity securities include common stocks, preferred stocks and warrants. The Board has adopted a non-fundamental policy that the Fund initially will limit its investments in such securities to no more than 10% of its total assets. To the extent the Fund invests in equity securities, there will be a diminution in the Fund's overall yield. See "Risk Factors--Risks Relating to Investing in Distressed Securities."

    The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

    Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. See "Portfolio Characteristics--Debt Obligations" in the Statement of Additional Information.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

    The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of futures contracts and options thereon (including interest rate futures contracts and options thereon). The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Investment Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

Futures Contracts

    The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with the Fund's investment objectives. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash, U.S.
government securities, or other liquid, unencumbered assets, with a futures commission merchant or in a segregated custodial account representing between approximately 1-1/2% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

    Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

Limitations on the Purchase and Sale of Futures Contracts and Related Options

    CFTC Limits. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

    Segregation Requirements. To the extent the Fund enters into futures contracts, it is required by the SEC to maintain a segregated asset account with the Custodian (or a futures commissions merchant) sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash, U.S. government securities, or other liquid, unencumbered assets, marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with the Custodian (or a futures commissions merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

    With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not "covered" as described below under "--Options on Futures Contracts." If the Fund writes a call option that is not "covered," it must segregate and maintain with the Custodian (or a futures commissions merchant) for the term of the options cash or other liquid securities equal to the fluctuating value of the optioned futures. If the Fund writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian (or futures commissions merchants) with respect to such option).

Uses of Interest Rate Futures Contracts

    Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

    Position Hedging. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

    Anticipatory Position Hedging. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

    Risk Management and Return Enhancement. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

    The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

Options on Futures Contracts

    The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

    If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

    Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

    When the Fund writes a put or call option on a futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

     To the extent the Fund is not "covered" as described above with respect to written options, it will segregate and maintain with the Custodian or a futures commissions merchant for the term of the option, cash or other liquid securities as described above under "--Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

Uses of Options on Futures Contracts

    Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

    Position Hedging. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

    Anticipatory Hedging. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

    Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

    Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

    Risk Management and Return Enhancement. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

    Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

    Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities. See "Portfolio Characteristics-Futures Contracts" in the Statement of Additional Information.

RISK FACTORS

    Risks Relating To Investing In High Yield Securities


    Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

    The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.


    During the fiscal year ended December 31, 1996, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:


                                         Percentage of Total
                        Ratings             Investments
                        -------          -------------------


                        AAA/Aaa                  -
                        AA/Aa                    -
                        A/A                      -
                        BBB/Baa                0.5%
                        BB/Ba                 19.2
                        B/B                   64.4
                        CCC/Caa                6.5
                        CC/Ca                   .01
                        C/C                      -
                        Unrated                9.3


See "Investment Objectives and Policies" in the Statement of Additional Information.

    Risks of Hedging and Return Enhancement Strategies

    Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices and markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging techniques. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

    Risks Relating to Investing in Distressed Securities

    Distressed securities involve a high degree of credit and market risk and are subject to greater credit and market risk and price volatility than the securities in which the Fund generally invests. Although the Fund would invest in select companies which in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Fund may incur substantial or total losses on its investments. During economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.


    Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of the Fund's portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

    Distressed securities which the Fund may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Fund invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities.





OTHER INVESTMENTS AND POLICIES

    Repurchase Agreements


    The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase a security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price.

The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PMF pursuant to an order of the Securities and Exchange Commission (SEC). See "Portfolio
Characteristics-Repurchase   Agreements"   in  the   Statement   of   Additional
Information.


    When-Issued and Delayed Delivery Securities


    The Fund may purchase securities on a when-issued or delayed basis. When-issued or delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit.


    Borrowing

    The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets.

    Illiquid Securities

    The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (Securities Act), that have a readily available market would not be considered illiquid for purposes of this limitation. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    Restricted securities are sometimes referred to as private placement securities. Such securities may be purchased directly from the issuer or in the secondary market (Direct Placement Securities). The Fund will purchase Direct Placement Securities when, in the opinion of the investment adviser, such securities provide greater value due either to higher yields, attractive technical features (such as call or refunding protection) or both.

    Direct Placement Securities are subject to statutory or contractual restrictions and delays on resale. Limitations on the resale of such securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. At certain times, adverse conditions in the public securities markets may preclude a public offering of an issuer's securities.

    Investments in Securities of Other Investment Companies

    The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate managment and advisory fees.


INVESTMENT RESTRICTIONS

    The Fund is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

    The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.


    For the year ended December 31, 1996, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were .72%, 1.32%, 1.32% and .57% (annualized), respectively. See "Financial Highlights."



MANAGER


    Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102, is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million,
 .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund's average daily net assets in excess of $3 billion. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended December 31, 1996, the Fund paid management fees to PMF of .41% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

    As of January 31, 1997, PMF served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately 55.8 billion.


    Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Manager" in the Statement of Additional Information.


    Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), PI furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. PMF continues to have responsibility pursuant to the Management Agreement for all investment advisory services and supervises PI's performance of such services.

    The current portfolio manager of the Fund is Lars M. Berkman, a Managing Director of PI. Mr. Berkman has managed the Fund's portfolio since July 1991 and has been employed by PI as a portfolio manager since 1990. Prior thereto, he was with the Corporate Finance Group (from 1989 to 1990) and the Financial Services Group (from 1987 to

1988) of The Prudential Insurance Company of America (Prudential). In managing the Fund, he seeks to identify well priced, high yield securities consistent with the Fund's investment objective. Mr. Berkman is assisted by a team of credit analysts who analyze corporate cash flows, sales, earnings and management trends.

    PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential.


    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


    Under the Class A Plan, the Fund may pay Prudential Securities for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. It is expected that in the case of Class A Shares, proceeds from the distribution fee will be used primarily to pay account servicing fees to finanical advisers. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to
 .15 of 1% of the average daily net assets of the Class A shares for the current fiscal year ending December 31, 1997.


    Under the Class B and Class C Plans, the Fund may pay Prudential Securities for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .75 of 1% and 1% of the average daily net assets of the Class B and Class C shares, respectively. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .75 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-
related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1997. Prudential Securities also receives contingent deferred sales charges from
certain  redeeming  shareholders.   See  "Shareholder  Guide-How  to  Sell  Your
Shares-Contingent Deferred Sales Charge."

    For the fiscal year ended December 31, 1996, the Fund paid distribution expenses of .15%, .75% and .75% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.


    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


    The  Distributor  is subject  to the rules of the  National  Association  of
Securities   Dealers,   Inc.  (NASD)  governing   maximum  sales  charges.   See
"Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional
$330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

    From time to time Prudential Securities (and other affiliates of Prudential) render investment banking services which may relate to or involve issuers of securities held by the Fund or sought to be purchased or sold by the Fund. Accordingly, Prudential Securities and its clients may have interests in actual or potential conflict with the interests of the Fund. Under such circumstances, the Manager will act in the best interests of the Fund without regard to the interests of Prudential Securities or its clients.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


    Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's NAV to be as of 4:15 P.M., New York time.

    Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

    The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------
                       HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------


    From time to time the Fund may advertise its "yield" and "total return" (including "average annual" total return and "aggregate" total return) in advertisements and sales literature. Yield and total return are calculated separately for Class A, Class B, Class C and Class Z shares. These figures are based on historical earnings and are not intended to indicate future performance. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."


--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Taxation of the Fund

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

Taxation of Shareholders

    All dividends out of net investment income, together with distributions of net short-term capital gains in excess of net long-term capital losses, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders is 28% and the maximum tax for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the 35% maximum corporate tax rate for ordinary income.

    Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss, with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


    Shareholders not subject to tax on their income will generally not be required to pay tax on amounts distributed to them.




Withholding Taxes

    Under the Internal Revenue Code, the Fund is generally required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and net short-term capital gains payable to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

Dividends and Distributions


    The Fund expects to declare daily and pay monthly dividends based on actual net investment income determined in accordance with generally accepted accounting principles; however, a portion of such dividend may also include projected net investment income. The Fund expects to make distributions at least annually of any net capital gains, if any. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

    Dividends and distributions will be paid in additional Fund shares based on the net asset value of each class of Fund shares on the payment date and record date, respectively, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention:
Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

    As of December 31, 1996 the Fund had a capital loss carryforward for federal income tax purposes of $673,926,900. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward amount.

    To the extent that, in a given year, distributions to shareholders exceed the Fund's current and accumulated earnings and profits, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

    Any distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the distributions. Such distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK


    The Fund was incorporated in Maryland on January 5, 1979. The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, which consists of 750 million authorized Class A shares, 750 million authorized Class B shares, 750 million authorized Class C shares and 750 million authorized Class Z shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed-Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Currently, the Fund is offering only four classes, designated Class A, Class B, Class C and Class Z shares.

    The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide-How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except that, as noted above, each class of shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose Class Z shares are not subject to any distribution and/or service fee. The Fund's shares do not have cumulative voting rights for the election of Directors.


    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


    You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund through its Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The purchase price is the net asset value per share next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Participants in programs sponsored by Prudential Retirement Series should contact their client representative for more information about Class Z shares. See "Alternative Purchase Plan" and "How the Fund Values its Shares."

    The minimum initial investment for Class A and Class B shares is $1,000 and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

    Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


    Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential High Yield Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.


    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


    The Fund offers four classes of shares through this Prospectus (Class A, Class B, Class C and Class Z shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).


                                                        Annual 12b-1 Fees
                                                    (as a  % of average daily
                    Sales Charge                           net assets)                    Other information
         --------------------------------------        --------------------     --------------------------------------
Class A  Maximum  initial sales charge of 4% of        .30 of 1% (Currently     Initial sales charge waived or reduced
         the public  offering price                    being charged at         for certain purchases
                                                       a rate of .15 of 1%)

Class B  Maximum contingent deferred sales             .75 of 1%                Shares convert to Class A shares
         charge or CDSC of 5% of the lesser of                                  approximately seven years after
         the amount invested or the redemption                                  purchase
         proceeds; declines to zero after six
         years

Class C  Maximum CDSC of 1% of the lesser of           1% (Currently  being     Shares do not convert to another class
         the amount invested or the redemption         charged at a rate of
         proceeds on redemptions made within           .75 of 1%)
         one year of purchase


Class Z  None                                          None                     Sold to a limited
                                                                                group of investors.



    The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distributor and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) only Class B shares have a conversion feature, and (iv) Class Z shares are exclusively offered for sale to a limited group of investors. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

    Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


    In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature-Class B Shares" below).

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for more than 6 years, you should consider purchasing Class A shares over either Class B or Class C shares regardless of whether or not you qualify for a reduced sales charge on Class A shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.


    All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares unless the purchaser is eligible to purchase Class Z shares. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.


    Class A Shares

    The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           Sales Charge as  Sales Charge as  Dealer Concession
                           Percentage of     Percentage of    as Percentage of
   Amount of Purchase      Offering Price   Amount Invested   Offering Price
   ------------------      --------------   ---------------   --------------

Less than $50,000 ........       4.00%           4.17%             3.75%
$50,000 to $99,999 .......       3.50%           3.63%             3.25%
$100,000 to $249,999 .....       2.75%           2.83%             2.50%
$250,000 to $499,999 .....       2.00%           2.04%             1.90%
$500,000 to $999,999 .....       1.50%           1.52%             1.40%
$1,000,000 and above .....       None            None              None


    The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

    In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisors and other persons which distribute shares of the Fund finders' fees based on a percentage of the NAV of shares sold by such person.


    Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund
Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.


    Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual

Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

    PruArray and SmartPath Plans. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray or SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided (i) that the plan has at least $1 million in existing assets or 250 eligible employees or participants.The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account
(GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective Fund. Class A shares may also be purchaesd at NAV by plans that have monies invested in the GIA and SVF, provided the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

    PruArray Association Benefit Plans. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association
(Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

    PruArray Savings Program. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

    Special Rules Applicable to Retirement Plans. After a Benefit Plan, PruArray Plan or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds, provided that purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such persons's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.


    Class B and Class C Shares


    The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell the Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed-Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

    Class Z Shares

    Class Z shares of the Fund are available for purchase by the following categories of investors:

    (i) pension,  profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who are, or have executed a letter of intent to become shareholders of any series of Prudential Dryden Fund (formerly The Prudential Institutional Fund (Dryden Fund)) on or before one or more series of Dryden Fund reorganized or investors who on that date had investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

    In connectlon with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES

    You can redeem your shares at any time for cash at NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares by contacting your Prudential Securities financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order to be redeemed, which may delay receipt of the proceeds for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

    Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.

    90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal tax treatment of any gain realized upon redemption. See "Taxes" in the Statement of Additional Information.


    Contingent Deferred Sales Charges

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed-Distributor" and "Waiver of the Contingent Deferred Sales Charges-Class B Shares" below.


    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                   Contingent Deferred Sales
                                                    Charge as a Percentage
            Year Since Purchase                     of Dollars Invested or
               Payment Made                           Redemption Proceeds
            -------------------                       -------------------
            First ....................................        5.0%
            Second ...................................        4.0%
            Third ....................................        3.0%
            Fourth ...................................        2.0%
            Fifth ....................................        1.0%
            Sixth ....................................        1.0%
            Seventh ..................................        None


    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    Waiver of the Contingent Deferred Sales Charges-Class B shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b)
custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.


    Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge.


    In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares-Waiver of the Contingent Deferred Sales Charge-Class B Shares" in the Statement of Additional Information.

    A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares-Quantity Discount-Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.


    Waiver of Contingent Deferred Sales Charges-Class C Shares

    PruArray or SmartPath Plans. The CDSC will be waived on redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs, provided that the investment options of the plan include shares of Prudential Mutual Funds and shares of non-affiliated mutual funds.

CONVERSION FEATURE-CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


    As a shareholder of the Fund, you have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirement of such funds. Class A, Class B, Class C and Class Z shares may be exchanged for Class A, Class B, Class C and Class Z shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than the Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature-Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    If you hold shares through Prudential Securities you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

    Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan-Class A Shares-Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see
"Alternative Purchase Plan-Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares, which are not subject to a CDSC, and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged to Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their

Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged to Class A shares at NAV.

    The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of the size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

    The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

    *Automatic Reinvestment of Dividends and/or Distributions Without a Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold your shares through Prudential Securities, you should contact your financial adviser.

    *Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    *Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    *Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges."


    *Reports to Shareholders. The Fund will send you annual and semi-annual reports. The financial statements appearing, in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data are available upon request from the Fund.

    *Shareholder Inquiries. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).


    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS
--------------------------------------------------------------------------------

Moody's Investors Service Corporate Bond Ratings:

    Aaa-Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


    Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, the modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group corporate bond ratings:

    AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

    B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

    CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC: The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C: The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt debt service payments are continued.

    C1: The rating C1 is reserved for income bonds on which no interest is being paid.

    D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

(left column)

     Taxable Bond Funds

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust


     Tax-Exempt Bond Funds

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


          Global Funds


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Find, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.


(right column)

          Equity Funds


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balance Fund
    Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth &
      Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund



          Money Market Funds

* Taxable Money Market Funds
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets, Inc.
* Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
* Command Funds
Command Money Fund
Command Government Securities Fund
Command Tax-Free Fund
* Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

(left column)
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This
Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                   TABLE OF CONTENTS
                                                   Page
FUND HIGHLIGHTS....................................   2
   What are The Fund's Risk Factors and
     Special Characteristics?......................   2
FUND EXPENSES......................................   4
FINANCIAL HIGHLIGHTS...............................   5
HOW THE FUND INVESTS...............................   9
   Investment Objectives and Policies..............   9
   Hedging and Return Enhancement Strategies.......  11
   Risk Factors....................................  14
   Other Investments and Policies..................  15
   Investment Restrictions ........................  17
HOW THE FUND IS MANAGED............................  17
   Manager.........................................  17
   Distributor.....................................  17
   Portfolio Transactions..........................  20
   Custodian and Transfer and
     Dividend Disbursing Agent.....................  20
HOW THE FUND VALUES ITS SHARES.....................  20
HOW THE FUND CALCULATES PERFORMANCE................  21
TAXES, DIVIDENDS AND DISTRIBUTIONS.................  21
GENERAL INFORMATION................................  23
   Description of Common Stock.....................  23
   Additional Information..........................  23
SHAREHOLDER GUIDE..................................  24
   How to Buy Shares of the Fund...................  24
   Alternative Purchase Plan.......................  24
   How to Sell Your Shares.........................  28
   Conversion Feature - Class B Shares.............  32
   How to Exchange Your Shares.....................  32
   Shareholder Services ...........................  34
DESCRIPTION OF CORPORATE BOND RATINGS.............. A-1
THE PRUDENTIAL MUTUAL FUND FAMILY.................. B-1

MF110A                                          4400096

-------------------------------------------------------
                 Class A: 74435F-10-6
     CUSIP Nos.: Class B: 74435F-20-5
                 Class C: 74435F-30-4
                 Class Z: 74435F-40-3
-------------------------------------------------------

(right column)

Prudential
High
Yield
Fund, Inc.

--------------------------------------------------------

                       PROSPECTUS

                      March 6, 1997


                        (LOGO)

                        PRUDENTIAL HIGH YIELD FUND, INC.

                       Statement of Additional Information

                                  March 6, 1997

    Prudential High Yield Fund, Inc. (the Fund), is an open-end diversified management investment company whose primary investment objective is to maximize current income through Investment in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The high yield securities sought by the Fund will generally be securities rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service or BBB or lower by Standard & Poor's Ratings Group or comparably rated by any other Nationally Recognized Statistical Rating Organization) or non-rated securities of comparable quality. There can be no assurance that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies."

    The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 6, 1997, a copy of which may be obtained from the Fund upon request.

                                TABLE OF CONTENTS

                                                                                            Cross-reference
                                                                                               to page in
                                                                                     Page      Prospectus
                                                                                     ----      ----------
General Information ...............................................................  B-2          23
Investment Objectives and Policies ................................................  B-2           9
Portfolio Characteristics .........................................................  B-2          20
Investment Restrictions ...........................................................  B-7          17
Directors and Officers ............................................................  B-8          17
Manager ...........................................................................  B-12         17
Distributor .......................................................................  B-14         18
Portfolio Transactions and Brokerage ..............................................  B-16         20
Purchase and Redemption of Fund Shares ............................................  B-17         24
Shareholder Investment Account ....................................................  B-20         24
Net Asset Value ...................................................................  B-23         20
Taxes, Dividends and Distributions ................................................  B-24         21
Performance Information ...........................................................  B-26         21
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants .....  B-27         20
Financial Statements ..............................................................  B-29          -
Report of Independent Accountants .................................................  B-48          -
Appendix I-General Investment Information .........................................  I-1           -
Appendix II-Historical Performance Data ...........................................  II-1          -
Appendix III-Information about the Prudential .....................................  III-1         -



--------------------------------------------------------------------------------
MF110B                                                                   4440084

                               GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache High Yield Fund, Inc. to Prudential High Yield Fund, Inc.


                       INVESTMENT OBJECTIVES AND POLICIES


    The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The achievement of the Fund's objectives will depend upon the investment adviser's analytical and portfolio management skills. There can be no assurance that these objectives will be achieved. All investment objectives and policies of the Fund other than those described under "How the Fund Invests-Investment Restrictions" may be changed by the Board of Directors of the Fund without shareholder approval.

    Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

    Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry medium to lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

    Certain of the high fixed-income securities in which the Fund may invest may be purchased at a market discount. The Fund does not intend to hold such securities until maturity unless current yields on these securities remain attractive. Capital losses may be recognized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be recognized for federal income tax purposes on the retirement of such securities or may be recognized upon the sale of securities.

                            PORTFOLIO CHARACTERISTICS

    When market conditions dictate a more "defensive" investment strategy, the Fund may invest temporarily without limit in high quality money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks, including foreign branches of such banks, having total assets of at least $1 billion, obligations of foreign banks subject to the limitations set forth in Investment Restriction No. 16 and obligations issued or guaranteed by the United States Government, its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

    The Fund may also employ, in its discretion, the following strategies in order to help achieve its primary investment objective of maximizing current income.

Zero Coupon, Pay-In-Kind and Deferred Payment Securities

    The Fund may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio.
Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.


Bank Debt

    The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

    Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

    Investments in Participations and Assignments otherwise bear risks common to investing in debt instruments which the Fund is currently authorized to purchase, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (i.e. the Lender) interposed between the Fund and the borrower.


Futures Contracts

    The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with the Fund's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 1-1/2% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

    Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

    The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

    Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described under "Segregation Requirements" in the Prospectus.

    Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the Subadviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.

    Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

    There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of future contracts and related options.


Repurchase Agreements

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.


    The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


Lending of Securities

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

When-Issued and Delayed Delivery Securities

    From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis-i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities, and to facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, portfolio securities having value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.

Securities of Foreign Issuers


    The Fund may invest up to 20% of its total assets in United States currency denominated fixed-income issues of foreign governments and other foreign issuers, including preferred stock.

    The Fund believes that in many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.


    The above-described foreign investments involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.


    The Fund may also invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or domestic issuers; however, the Fund will not engage in such investment activity unless it has been first authorized to do so by its Board of Directors. In addition to the risks listed in the preceding paragraph with respect to fixed-income securities of foreign issuers, foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.


Illiquid Securities

    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    The staff of the SEC has taken the position, which the Fund will follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as "cover" as liquid. See "How the Fund Invests-Illiquid Securities" in the Prospectus.


Portfolio Turnover


    Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150%. Since the Fund's inception, the annual portfolio turnover rate has not exceeded 100%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. For the fiscal years ended December 31, 1995 and 1996, the Fund's portfolio turnover rate was 78% and 89%, respectively.


                             INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:


    (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

    (2) Purchase more than 10% of the voting securities of any issuer.

    (3) Invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    (4) Make short sales of securities.

    (5) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and the making of margin payments in connection with transactions in financial futures contracts.

    (6) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements and the purchase and sale of securities on a when-issued or delayed delivery basis and engaging in financial futures contracts and related options are not deemed to be the issuance of a senior security or a pledge of assets.

    (7) Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    (8) Purchase or sell real estate or real estate mortgage loans, although it may purchase marketable securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

    (9) Purchase or sell commodities or commodity futures contracts except financial futures contracts and options thereon.

    (10) Make loans of money or securities, except through the purchase of debt obligations, bank debt (i.e. loan participations), repurchase agreements and loans of securities.

    (11) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    (12) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    (13) Invest for the purpose of exercising control or management of another company.

    (14) Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Fund will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from its Board of Directors. See "Portfolio Characteristics-Securities of Foreign Issuers."


    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                             DIRECTORS AND OFFICERS


                           Position with                                       Principal Occupations
Name, Address and Age          Fund                                             During Past 5 Years
---------------------      -------------                                       ---------------------
 Edward D. Beach (72)         Director                     President and Director of BMC Fund, Inc., a closed-end
 c/o Prudential                                              investment company;  previously, Vice Chairman of
 Mutual Fund                                                 Broyhill Furniture Industries, Inc.;  Certified Public
 Management LLC                                              Accountant;  Secretary and Treasurer of Broyhill Family
 Gateway Center Three                                        Foundation, Inc.; Member of the Board of Trustees of
 Newark, NJ 07102                                            Mars Hill College; President, Director of The High Yield
                                                             Income Fund, Inc.

 Eugene C. Dorsey (69)        Director                     Retired President, Chief Executive Officer and Trustee of
 c/o Prudential                                              the Gannett Foundation (now Freedom Forum);  former
 Mutual Fund                                                 Publisher of four Gannett newspapers and Vice
 Management LLC                                              President of Gannett  Company;  past Chairman of
 Gateway Center Three                                        Independent Sector (national coalition of philanthropic
 Newark, NJ 07102                                            organizations);  former Chairman of the  American
                                                             Council  for the Arts;  Director of the  Advisory  Board of
                                                             Chase Manhattan  Bank of  Rochester  and The High
                                                             Yield  Income  Fund,  Inc.

 Delayne Dedrick Gold (58)    Director                     Marketing and Management Consultant. Director
 c/o Prudential Mutual Fund                                  of The High Yield Income Fund, Inc.
 Management LLC
 Gateway Center Three
 Newark, NJ 07102

*Robert F. Gunia (50)        Director                      Comptroller (since May 1996), Prudential Investments;
 c/o Prudential Mutual Fund                                  Executive Vice President and Treasurer (since December 1996),
 Management LLC                                              Prudential Mutual Fund Management LLC (PMF); Senior Vice
 Gateway Center Three                                        President (since March 1987) of Prudential Securities
 Newark, NJ 07102                                            Incorporated (Prudential Securities); formerly  Chief
                                                             Administrative Officer (July 1990-September 1996),
                                                             Director (January 1989-September 1996) and Executive Vice
                                                             President, Treasurer and Chief Financial Officer (June
                                                             1987-September 1996) of Prudential Mutual Fund Man-
                                                             agement, Inc.; Vice President and Director of The Asia
                                                             Pacific Fund, Inc. (since May 1989); Director of The High
                                                             Yield Income Fund, Inc.



                           Position with                                       Principal Occupations
Name, Address and Age          Fund                                             During Past 5 Years
---------------------      -------------                                       ---------------------
*Harry A. Jacobs, Jr. (75)   Director                      Senior Director (since January 1986) of Prudential Securi-
 One Seaport Plaza                                           ties Incorporated  (Prudential Securities); formerly
 New York,  New York 10292                                   Interim  Chairman  and Chief  Executive  Officer of
                                                             Prudential Mutual Fund Management, Inc. (June-
                                                             September 1993); formerly Chairman of the Board of
                                                             Prudential Securities (1982-1985) and Chairman of the
                                                             Board and Chief  Executive  Officer  of Bache  Group  Inc.
                                                             (1977-1982); Trustee of the Trudeau  Institute;  Director of
                                                             the Center for National  Policy, The First  Australia  Fund,
                                                             Inc. and The First Australia Prime Income Fund, Inc.,
                                                             Director of The High Yield Income Fund, Inc.

 Donald D. Lennox (78)        Director                     Chairman (since February 1990) and Director (since
 c/o Prudential                                              April 1989) of International Imaging Materials, Inc.;
 Mutual Fund                                                 Retired Chairman, Chief Executive Officer and Director
 Management LLC                                              of Shlegel Corporation (industrial manufacturing)
 Gateway Center Three                                        (March 1987-February 1989); Director of Gleason
 Newark,  NJ 07102                                           Corporation, Personal Sound Technologies, Inc. and
                                                             The High Yield Income Fund, Inc.

*Mendel A. Melzer CFA (36)    Director                      Chief Investment Officer (since October 1996) of
 751 Broad Street                                            Prudential Mutual Funds; formerly Chief Financial
 Newark, NJ 07102                                            Officer of Prudential Investments (November 1995-
                                                             September 1996), Senior Vice President and Chief
                                                             Financial Officer of Prudential Preferred Financial
                                                             Services (April 1993-November 1995), Managing
                                                             Director of Prudential Investment Advisors (April
                                                             1991-April 1993) and Senior Vice President of
                                                             Prudential Capital  Corporation (July 1989-April 1991);
                                                             Director of The High Yield Income Fund, Inc.

 Thomas T. Mooney (55)        Director                     President of the Greater  Rochester Metro Chamber of
 c/o Prudential                                              Commerce; formerly Rochester City Manager; Trustee
 Mutual Fund                                                 of Center for Governmental Research, Inc.; Director of
 Management LLC                                              Monroe County Water Authority, Rochester Jobs, Inc.,
 Gateway Center Three                                        Blue Cross of Rochester, Executive Service Corps of
 Newark,  NJ 07102                                           Rochester, Monroe County Industrial Development
                                                             Corporation, Northeast Midwest Institute, First
                                                             Financial Fund, Inc., The Global Government Plus
                                                             Fund, Inc., The High Yield Plus Fund, Inc. and The
                                                             High Yield Income Fund, Inc.

 Thomas H. O'Brien (72)       Director                     President of O'Brien  Associates (Financial and
 c/o Prudential                                              Management Consultants) (since April 1984);
 Mutual Fund                                                 formerly President of Jamaica Water Securities Corp.
 Management LLC                                              (holding company) (February 1989-August 1990);
 Gateway Center Three                                        Chairman of the Board and Chief Executive Officer
 Newark, NJ 07102                                            (September 1987-February 1989) of Jamaica Water
                                                             Supply Company and Director (September 1987-April
                                                             1991); Director of Ridgewood Savings Bank and The
                                                             High Yield Income Fund, Inc.; Trustee of Hofstra
                                                             University.



                           Position with                                       Principal Occupations
Name, Address and Age          Fund                                             During Past 5 Years
---------------------      -------------                                       ---------------------
*Richard A. Redeker (53)     President  and  Director      Employee of Prudential Investments; formerly President,
 751 Broad Street                                            Chief Executive Officer and Director (October 1993-
 Newark, NJ 07102                                            September 1996); Prudential Mutual Fund
                                                             Management, Inc.; Executive Vice President, formerly
                                                             Director and Member of the Operating Committee
                                                             (October 1993) of Prudential Securities; formerly
                                                             Director (October 1993-September 1996) of Prudential
                                                             Securities Group, Inc. (PSG); Executive Vice President,
                                                             The Prudential Investment Corporation (since January
                                                             1994); Director (since January 1994) of Prudential
                                                             Mutual Fund Distributors, Inc. (PMFD) and Prudential
                                                             Mutual Fund Services, Inc. (PMFS); formerly Senior
                                                             Executive Vice President and Director of Kemper
                                                             Financial Services, Inc. (September 1978-September
                                                             1993); Director of The High Yield Income Fund, Inc.

 Nancy H. Teeters (66)        Director                     Economist; formerly Vice President and Chief Economist
 c/o Prudential Mutual                                       of International Business Machines Corporation
 Fund Management LLC                                         (March 1986-June 1990); Director of Inland Steel
 Gateway Center Three                                        Industries (since July 1991) and The High Yield
 Newark, NJ 07102                                            Income Fund, Inc.

 Louis A. Weil, III (55)      Director                     President and Chief Executive  Officer (since January
 Phoenix Newspapers, Inc.                                    1996) and Director (since  September 1991) of
 120 E. Van Buren                                            Central Newspapers, Inc.; Chairman (since January 1996),
 Phoenix,  Arizona                                           Publisher and Chief Executive Officer of Phoenix
                                                             Newspapers, Inc. (August 1991-December 1995), prior
                                                             thereto, Publisher of Time Magazine (May 1989-March
                                                             1991); formerly President, Publisher and Chief Executive
                                                             Officer of The Detroit News (February 1986-August
                                                             1989); formerly member of the Advisory Board, Chase
                                                             Manhattan Bank-Westchester. Director of The High Yield
                                                             Income Fund, Inc.

 Susan A. Cote (42)           Vice President               Executive Vice President (since February 1997) and Chief
 c/o Prudential Mutual                                       Financial Officer (since May 1996) of PMF; formerly
 Fund Management LLC                                         Managing Director of Prudential Investments and Vice
 Gateway Center Three                                        President, The Prudential Investment Corporation
 Newark, NJ 07102                                            (February 1995-May 1996), Senior Vice President
                                                             (January 1989-January 1995) of Prudential Mutual Fund
                                                             Management, Inc., and Senior Vice President (January
                                                             1992-January 199?) of Prudential Securities.

 Thomas A. Early (42)         Vice President               Executive Vice President, Secretary and General Counsel
 c/o Prudential Mutual                                       of PMF (since December 1996); Vice President and
 Fund Management LLC                                         General Counsel, Prudential Retirement Services
 Gateway Center Three                                        (since March 1994); formerly Associate General
 Newark, NJ 07102                                            Counsel and Chief Financial Services Officer, Frank
                                                             Russell Company (1988-1994).


 S. Jane Rose (51)            Secretary                    Senior Vice President (since December 1996) of PMF;
 c/o Prudential Mutual                                       Senior Vice President (January 1991-September
 Fund Management LLC                                         1996) and Senior Counsel (June 1987-September
 Gateway Center Three                                        1996) of Prudential Mutual Fund Management, Inc.;
 Newark,  NJ 07102                                           Senior Vice President and Senior Counsel (since July
                                                             1992) of Prudential Securities; formerly Vice President
                                                             and Associate General Counsel of Prudential
                                                             Securities.



                           Position with                                       Principal Occupations
Name, Address and Age          Fund                                             During Past 5 Years
---------------------      -------------                                       ---------------------

Grace C. Torres (37)         Treasurer and                 First Vice President (since December 1996) of PMF; formerly
Gateway Center Three         Principal                       First Vice President (March 1994-September 1996) of Prudential
Newark, NJ 07102             Financial and                   Securities;  Vice President of Bankers Trust (July 1989-
                             Accounting  Officer             March 1994).

Stephen M. Ungerman (44)     Assistant Treasurer           Tax Director of Prudential Investments and the Private
Gateway Center Three                                         Asset Group of Prudential (since March 1996); formerly First
Newark, NJ 07102                                             Vice President of Prudential Mutual Fund
                                                             Management, Inc. (February 1993-September 1996);
                                                             prior thereto, Senior Tax Manager of Price Waterhouse
                                                             (1981-January 1993).

Deborah A. Docs (39)         Assistant Secretary           Vice President (since December 1996) of PMF; formerly Vice
Gateway Center Three                                         President and Associate General Counsel (June 1991-
Newark, NJ 07102                                             September 1996) of Prudential Mutual Fund Management, Inc.;
                                                             Vice President and Associate General Counsel of Prudential
                                                             Securities.

------------
* "Interested" director, as defined in the Investment Company Act by reason of his affiliation with Prudential Securities or PMF.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


    The Fund pays each of its directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC) annual compensation of $4,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon the board of directors of which the Director will be asked to serve.


    Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox, Jacobs, Beach and O'Brien are scheduled to retire on December 31, 1997, 1998, 1999 and 1999, respectively.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1996 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below is listed all Directors who have served the Fund during its most recent fiscal year as well as the new Directors who took office after the shareholders meeting in October.

                               Compensation Table


                                                                                                                      Total
                                                                         Pension or                               Compensation
                                                                         Retirement                                 From Fund
                                                       Aggregate      Benefits Accrued    Estimated Annual           and Fund
                                                     Compensation      As Part of Fund     Benefits Upon          Complex Paid
Name and Position                                      From Fund           Expenses          Retirement           to Directors
Edward D. Beach, Director                                   -                None                N/A            $166,000(21/39)*
Eugene C. Dorsey, Director**                                -                None                N/A            $ 98,583(12/36)*
Delayne Dedrick Gold, Director                           $9,200              None                N/A            $175,308(21/42)*
Robert F. Gunia, Director+                                  -                None                N/A             -
Arthur Hauspurg, Former Director                         $9,000              None                N/A            $ 38,250(5/7)*
Harry A. Jacobs, Jr., Director+                             -                None                N/A             -
Donald D. Lennox, Director                                  -                None                N/A            $ 90,000(10/22)*
Mendel A. Melzer, Director+                                 -                None                N/A             -
Thomas T. Mooney, Director**                                -                None                N/A            $135,375(18/36)*
Stephen P. Munn, Former Director                         $9,000              None                N/A            $ 49,125(6/8)*
Thomas H. O'Brien, Director                                 -                None                N/A            $ 32,250(5/20)*
Richard A. Redeker, Director and President+                 -                None                N/A             -
Nancy H. Teeters, Director                                  -                None                N/A            $103,583(11/28)*
Louis A. Weil, III, Director                             $9,000              None                N/A            $ 91,250(13/18)*

------------
 *Indicates number of  funds/portfolios  in Fund Complex (including the Fund) to which aggregate compensation relates.
 +Robert  F.  Gunia,  Harry  A.  Jacobs,  Jr.,  Mendel  A. Melzer and Richard A.
  Redeker, who are each interested Directors, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund family.
**Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $111,535 and $139,869 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

    As of February 7, 1997, the directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

    As of February 7, 1997, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest.

    As of February 7, 1997, Prudential Securities was the record holder for other beneficial owners of 69,243,401 Class A shares (or 37% of the outstanding Class A shares), 154,700,227 Class B shares (or 50% of the outstanding Class B shares) 3,972,499 Class C shares (or 86% of the outstanding Class C shares) and 224,407 Class Z shares (or 6% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                     MANAGER


    The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, Prudential Mutual Funds were the 15th largest family of mutual funds in the United States. According to data provided by Lipper Analytical Services, Inc., the Fund is among the oldest and largest U.S. mutual funds in the high current yield category of taxable fixed income funds.

    PMF is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of Prudential, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualifed plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Fund's expenses.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PMF and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 2, 1995 and by shareholders of the Fund on April 28, 1988.



    For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid PMF a management fee of $15,562,791, $15,779,009 and $16,817,042, respectively.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Fund by a business group of the Subadviser, known as Prudential Investments.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on April 10, 1996, and by shareholders of the Fund on April 28, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                   DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Fund.


    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), PMFD and Prudential Securities (collectively, the Distributor) serve as distributor of the Fund's Class A, Class B and Class C shares. Prudential Securities incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund. At a meeting held on November 3-4, 1995, the Board of Directors approved an assignment of the Class A Distribution Agreement to Prudential Securities. See "How the Fund is Managed-Distributor" in the Prospectus.



    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 6, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A Plan or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 28, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on April 10, 1996. The Class A Plan, as amended, was approved by the Class A and Class B shareholders and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    Class A Plan. For the fiscal year ended December 31, 1996, PSI received payments of approximately $2,077,714 under the Class A Plan. This amount was primarily expended on commission credits to Prudential Securities and Prusec for payment of account servicing fees to financial advisers and other persons who sell Class A shares. PSI received $1,021,400 in initial sales charges with respect to sales of Class A shares.

    Class B Plan. For the fiscal year ended December 31, 1996, Prudential Securities received $19,896,618 from the Fund under the Class B Plan. It is estimated that Prudential Securities incurred aggregate distribution expenses of approximately $17,459,500 on behalf of the Fund during such period. It is estimated that of this amount approximately 0.4% ($67,600) was spent on printing and mailing of prospectuses to other than current shareholders; 38.8%
($6,771,600) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $10,620,300 (60.8%) on the aggregate of (i) payments of commissions to account executives ($4,814,800 or 27.6%) and (ii) an allocation of overhead and other branch office distribution-related expenses ($5,805,500 or 33.2%). The term "overhead and other branch office distribution-related expenses" represents
(a)  the  expenses  of  operating  Prudential   Securities'
branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $4,841,400 contingent deferred sales charges.

    Class C Plan. For the fiscal year ended December 31, 1996, Prudential Securities received $214,854 under the Class C Plan and spent approximately $252,600 in distributing Class C Shares. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the year ended December 31, 1996, Prudential Securities received $33,600 in contingent deferred sales charges.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The Distribution Agreement was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on April 10, 1996.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. PSI shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of shares of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the "Subadviser." In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which will provide the most favorable total cost or proceeds reasonably obtainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, other than Prudential Securities (or any affiliate), in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter, except in accordance with rules of the SEC. The Fund may not participate in any transaction where Prudential Securities (or any affiliate) is acting as principal, nor may the Fund deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal or market maker, except as may be permitted by the SEC. These limitations, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its investment objective. However, the Fund may be at a disadvantage because of these limitations in comparison to other funds not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a broker for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for the Fund, the commissions, fees and other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any afffiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliate by applicable law.


    The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1994, 1995 and 1996.


                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors at net asset value. See "Shareholder Guide-How to Buy Shares of the Fund" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subect to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account-Exchange Privilege."


 Specimen Price Make-up


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4% and Class B*, Class C* and Class Z** shares of the Fund are sold at net asset value. Using the Fund's net asset value at December 31, 1996, the maximum offering price of the Fund's shares is as follows:


Class A
-------
Net asset value and redemption price per Class A share ................... $8.39
                                                                           -----
Maximum sales charge (4% of offering price) ..............................   .35
                                                                           -----
Offering price to public ................................................. $8.74
                                                                           =====

Class B
-------
Net asset value, offering price and redemption price per Class B share* .. $8.38
                                                                           =====

Class C
-------
Net asset value, offering price and redemption price per Class C share* .. $8.38
                                                                           =====

Class Z
-------
Net asset value, offering price and redemption price per Class Z share** . $8.39
                                                                           =====

------------
 *Class B and Class C shares are subject to a contingent  deferred  sales charge
  on   certain   redemptions.   See   "Shareholder   Guide-How   to  Sell   Your
  Shares-Contingent Deferred Sales Charges" in the Prospectus.
**Class Z shares did not exist prior to March 1, 1996.

Reduction and Waiver of Initial Sales Charges-Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) one or more employee benefit plans of a company controlled by an individual;

    (h) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer); and

    (i) (1) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (2) a client of an unaffiliated registered investment adviser which is a client of Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


    Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a special number of eligible employees or participants (Participant Letter of Intent). All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen month period. Each investment made during the period, in the case of an Investment Letter of Intent will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not oblige the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.


Waiver of the Contingent Deferred Sales Charge-Class B Shares

    The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide-How to Sell Your Shares-Waiver of Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                        Required Documentation
Death                                                     A copy of the  shareholder's  death  certificate or, in
                                                          the  case of a  trust,  a copy of the  grantor's  death
                                                          certificate,   plus  a  copy  of  the  trust  agreement
                                                          identifying the grantor.

Disability-An individual will be considered disabled if   A copy  of the  Social  Security  Administration  award
he or she  is  unable  to  engage  in  any  substantial   letter or a letter from a physician on the  physician's
gainful   activity   by   reason   of   any   medically   letterhead  stating  that the  shareholder  (or, in the
determinable physical or mental impairment which can be   case of a trust, the grantor) is permanently  disabled.
expected to result in death or to be of  long-continued   The letter must also indicate the date of disability.
and indefinite duration.

Distribution from an IRA or 403(b) Custodial Account      A copy of the distribution form from the custodial firm
                                                          indicating (i) the date of birth of the shareholder and
                                                          (ii) that the  shareholder  is over age  59-1/2  and is
                                                          taking a normal distribution-signed by the shareholder.

Distribution from Retirement Plan                         A  letter  signed  by  the  plan  administrator/trustee
                                                          indicating the reason for the distribution.

Excess Contributions                                      A letter from the shareholder  (for an IRA) or the plan
                                                          administrator/trustee  on company letterhead indicating
                                                          the amount of the excess and  whether or not taxes have
                                                          been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount-Class B Shares Purchased Prior to August 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                             Contingent Deferred Sales Charge
                                           as a Percentage of Dollars Invested
                                                 or Redemption Proceeds
     Year Since Purchase               -----------------------------------------
         Payment Made                  $500,000 to $1 million    Over $1 million
                                       ----------------------    ---------------
      First                                       3.0%                 2.0%
      Second                                      2.0%                 1.0%
      Third                                       1.0%                   0%
      Fourth and thereafter                         0%                   0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

    For the convenience of investors, all dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. A shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

Exchange Privilege

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

          Prudential California Municipal Fund
            (California Money Market Series)

          Prudential Government Securities Trust
            (Money Market Series)
            (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
            (Connecticut Money Market Series)
            (Massachusetts Money Market Series)
            (New Jersey Money Market Series)
            (New York Money Market Series)


          Prudential MoneyMart Assets, Inc.


          Prudential Tax-Free Money Fund

    Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the Exchange Privilege for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty (60) days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares.

    Dollar Cost Averaging

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

     Period of
     Monthly investments:       $100,000   $150,000   $200,000   $250,000
     --------------------       --------   --------   --------   --------
     25 years ................  $    110   $    165   $    220   $    275
     20 years ................       176        264        352        440
     15 years ................       296        444        592        740
     10 years ................       555        833      1,110      1,388
     5 years .................     1,371      2,057      2,742      3,428

    See "Automatic Savings Accumulation Plan."

------------
    1Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.

Automatic Savings Accumulation Plan (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals exceed reinvested dividends and distributions, the shareholder's original investment may be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B or Class C shares. Shareholders should consult their tax advisers regarding the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

    Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


Individual Retirement Accounts

    An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            Tax-Deferred Compounding1

          Contributions           Personal
          Made Over:               Savings                      IRA
          ----------              --------                   --------
          10 years                 $ 26,165                  $ 31,291
          15 years                   44,675                    58,649
          20 years                   68,109                    98,846
          25 years                   97,780                   157,909
          30 years                  135,346                   244,692

------------
    1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.


Mutual Fund Programs



    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

    The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. Net asset value is calculated separately for each class. The Fund will compute its net asset value on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and other pricing agents. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term investments which mature in 60 days or less are valued at amortized cost or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase exceeds 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Securities issued in private placements shall be valued at the mean between the bid and asked prices provided by primary market makers. Securities which are otherwise not readily marketable or securities for which reliable market quotations are not available are valued in good faith at fair value under the supervision of the Board of Directors of the Fund, taking into account such factors as the cost of the securities, transactions in comparable securities, relationships among various securities and other such factors as may be determined by the Fund's investment adviser to materially affect the value of such securities. The Board of Directors may consider prices provided by an independent pricing service in determining fair value.


    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The net asset value of Class Z shares will generally be higher than the net asset value of Class A, Class B or Class C shares as a result of the fact that, the Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the net asset value of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder.


    Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carry forwards from prior years will be offset against capital gains. The Fund had a capital loss carry forward for federal income tax purposes at December 31, 1996 of approximately $673,926,900, of which $323,340,600 expires in 1998,
$77,895,200  expires  in 1999,  $110,441,500  expires  in 2000 and  $162,249,600 expires in 2003. Accordingly, no capital gains distribution (short-term or long-term) is expected to be paid to shareholders until net capital gains have been realized in excess of the aggregate of such amounts. The Fund will elect to treat net capital losses of approximately $14,134,100 incurred in the two month period ended December 31, 1996 as having been incurred in the following fiscal year. Distributions, if any, will be paid in additional Fund shares based on the net asset value unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.


    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M, the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any.


    Qualification as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

    The Fund's ability to hold foreign currencies, engage in hedging activities, or close out certain positions may be limited by the 30% short-short rule discussed above.


    The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.


    The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue

Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.


    Distributions of net investment income and realized net short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Fund have been held. Distributions and dividends paid by the Fund generally will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them.


    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put. Other gains or losses on the sale of securities will be short-term capital gains or losses. Certain financial futures contracts held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

    The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the capital gain or loss on the sale of the futures contract is long-term or short-term, depending on the contract's holding period.

    Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is short-term or long-term capital gain or loss, depending on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by the Fund would be short-term or long-term capital gain or loss, depending on the holding period of the put. If a put expires unexercised, the Fund would realize short-term or long-term capital loss, depending on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities. In certain cases, a put may affect the holding period of the underlying security for purposes of the 30% of gross income test described above, and accordingly, the Fund's ability to utilize puts or dispose of securities with respect to which it has held a put may be limited.

    If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.


    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.


     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    The Fund may be subject to state or local tax in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund and sales on Fund shares may differ from federal tax treatment. Distributions to, and sales of Fund shares by, shareholders may be subject to additional state and local taxes.

                             PERFORMANCE INFORMATION

    Yield. The Fund may from time to time advertise its "yield" as calculated over a 30-day period. The yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

    Yield is calculated according to the following formula:

                                           a - b
                             YIELD = 2 [(-------+1)6-1]
                                            cd

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average  daily number  of  shares  outstanding  during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.


    The yield for the 30-day period ended December 31, 1996 for the Fund's Class A, Class B, Class C and Class Z shares was 9.03%, 8.80%, 8.80% and 9.57%, respectively.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary depending on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

    The Board of Directors of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with SEC regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.

    Average Annual Total Return. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                                 P(1 + T)n = ERV

      Where:  P = a hypothetical initial payment of $1000.
              T = average annual total return.
              n = number of years.

              ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1996 was 8.1%, 11.2% and 11.1%, respectively. The average annual total return for the Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1996 was 7.0%, 11.3% and 8.8%, respectively. The average annual total return for Class C shares for the one year and since inception period (August 1, 1994) ended December 31, 1996 was 11.0% and 11.6%, respectively.

    Aggregate Total Return. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where: P = a hypothetical initial payment of $1000.
ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return with respect to the Class A shares for the one year, five year and since inception periods ended December 31, 1996 was 12.6%, 76.8% and 115.7%, respectively. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1996 was 12.0%, 71.8% and 132.8%, respectively. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) period ended December 31, 1996 was 12.0% and 30.5%, respectively. The aggregate total return for the Class Z shares for the since inception (March 1, 1996) period ended December 31, 1996 was 8.8%.


    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1



                                      CHART




------------
(1)Source:Ibbotson Associates Stocks, Bonds, Bills and Inflation-1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                        CUSTODIAN, TRANSFER AND DIVIDEND
                  DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to agreements with the Fund.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1996, the Fund incurred fees of $3,578,500 for the services of PMFS.


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.8%
BONDS--89.5%
------------------------------------------------------------------------------------------------------------------------------
Aerospace--0.7%
Sequa Corp., Sr. Sub. Notes                                B3               9.375%     12/15/03    $ 27,750        $   28,305,000
------------------------------------------------------------------------------------------------------------------------------
Automotive Parts--2.5%
Exide Corp., Sr. Notes                                     B1              10.00        4/15/05      25,050            25,989,375
Foamex JPS Automotive L.P.,
   Sr. Disc. Notes, Zero Coupon (until 7/1/99)             NR              14.00        7/01/04      20,250            16,807,500
   Sr. Notes                                               B2              11.125       6/15/01      21,700            23,273,250
   Sr. Sub. Deb.                                           B3              11.875      10/01/04       2,000             2,130,000
Foamex L.P., Sr. Sub. Deb., Ser. B                         B3              11.875      10/01/04       6,910             7,324,600
Hayes Wheels Int'l., Inc., Sr. Sub. Notes                  B3              11.00        7/15/06      26,500            28,918,125
                                                                                                                   --------------
                                                                                                                      104,442,850
------------------------------------------------------------------------------------------------------------------------------
Broadcasting & Other Media--5.9%
Allbritton Communications Co., Sr. Sub. Deb.               B3                9.75      11/30/07       9,400             9,118,000
Benedek Broadcasting Corp., Sr. Notes                      Ba3              11.875      3/01/05      16,650            18,148,500
Benedek Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 5/15/01)                             B3               13.25       5/15/06      12,000             6,900,000
Globo Communications, Sr. Notes                            NR               10.50      12/20/06      25,900            26,126,625
Grupo Televisa S. A.,
   Sr. Notes                                               Ba3              11.375      5/15/03      25,500            27,157,500
   Sr. Notes                                               NR               11.875      5/15/06       9,000             9,945,000
Jacor Communications Co., Sr. Sub. Notes                   B2                9.75      12/15/06      17,500            17,850,000
Lamar Advertising Co., Sr. Sub. Notes                      B1                9.625     12/01/06      13,500            13,905,000
Outdoor Systems, Inc., Sr. Sub. Notes                      B1                9.375     10/15/06      28,000            28,840,000
Paxson Communications Corp., Sr. Sub. Notes                B3               11.625     10/01/02      10,500            10,946,250
SFX Broadcasting, Inc., Sr. Sub. Notes                     B3               10.75       5/15/06      22,820            24,075,100
Telemundo Group, Inc., Sr. Disc. Notes                     B1                7.00       2/15/06      20,000            19,300,000
Universal Outdoor, Inc., Sr. Sub. Notes                    B1                9.75      10/15/06      14,900            15,384,250
Young Broadcasting, Inc.,
   Sr. Sub. Notes                                          B2               10.125      2/15/05      21,300            21,832,500
   Sr. Sub. Notes                                          B2                9.00       1/15/06       4,000             3,890,000
                                                                                                                   --------------
                                                                                                                      253,418,725
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--3.2%
Building Material Corp. of America, Sr. Notes,
   Zero Coupon (until 7/1/99)                              Ba3              11.75       7/01/04      28,750            24,868,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries (cont'd.)
Greystone Homes Corp., Sr. Notes                           B2               10.75%      3/01/04    $ 14,900        $   15,235,250
Kaufman & Broad Home Corp., Sr. Sub. Notes                 Ba3               9.625     11/15/06      25,000            25,062,500
Nortek, Inc., Sr. Sub. Notes                               B3                9.875      3/01/04      27,125            27,396,250
NVR, Inc., Sr. Notes                                       B2               11.00       4/15/03      15,600            16,380,000
U.S. Home Corp., Sr. Notes                                 Ba2               9.75       6/15/03      24,580            25,501,750
                                                                                                                   --------------
                                                                                                                      134,444,500
------------------------------------------------------------------------------------------------------------------------------
Cable--17.8%
Adelphia Communications Corp., Sr. Notes, PIK              B3                9.50       2/15/04      39,043            33,771,998
American Telecasting, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 6/15/99)            Caa              14.50       6/15/04       8,500             3,485,000
   Sr. Disc. Notes, Zero Coupon (until 8/15/00)            Caa              14.50       8/15/05      36,000            12,600,000
Bell Cablemedia Co.,
   Sr. Disc. Notes, Zero Coupon (until 1/15/00)            B2               11.95       7/15/04      26,975            23,535,687
   Sr. Disc. Notes, Zero Coupon (until 9/15/00)            B2               11.875      9/15/05       3,150             2,527,875
C S Wireless Systems, Inc., Sr. Disc. Notes,
   Zero Coupon (until 3/1/01)                              Caa              11.375      3/01/06      16,000             5,840,000
Cablevision Systems Corp.,
   Sr. Sub. Notes                                          B2                9.25      11/01/05      48,060            47,579,400
   Sr. Sub. Notes                                          B2                9.875      2/15/13      25,950            25,560,750
CAI Wireless Systems, Inc., Sr. Notes                      Caa              12.25       9/15/02      25,950            11,937,000
Comcast Corp.,
   Sr. Sub. Deb.                                           B1                9.375      5/15/05      17,300            17,948,750
   Sr. Sub. Notes                                          B1                9.125     10/15/06      23,500            24,087,500
Comcast UK Cable Corp., Sr. Disc. Deb.,
   Zero Coupon (until 11/15/00)                            B2               11.20      11/15/07       9,850             6,845,750
Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
   (until 3/31/04)                                         B3               13.25       9/30/04      27,400            22,468,000
Echostar Satellite,
   Sr. Disc. Notes, Zero Coupon (until 3/15/00)            Caa              13.125      3/15/04      28,500            21,517,500
Echostar Communications Corp.,
   Sr. Disc. Notes, Zero Coupon (until 6/1/99)             B2               12.875      6/01/04      32,291            26,640,075
Falcon Holdings Corp. L.P., Sr. Sub. Notes, PIK            NR               11.00       9/15/03      35,270            31,566,819
Heartland Wireless Communication, Inc., Sr. Notes          NR               13.00       4/15/03       6,500             6,305,000
Intermedia Capital Partners, Sr. Notes                     B2               11.25       8/01/06      35,250            36,263,437
International Cabletel, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/00)            B3               12.75       4/15/05      25,950            19,462,500
   Sr. Disc. Notes, Zero Coupon (until 2/1/01)             B3               11.50       2/01/06      25,500            17,340,000
Kablemedia Holdings, Sr. Disc. Notes, Zero Coupon
   (until 8/1/01)                                          B3               13.625      8/01/06      17,000             9,520,000
Lenfest Communications, Inc.,
   Sr. Notes                                               Ba3               8.375     11/01/05      64,650            62,468,063
   Sr. Sub. Notes                                          B2               10.50       6/15/06      10,000            10,500,000

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
Lodgenet Entertainment Corp., Sr. Notes                    B1               10.25%     12/15/06    $  3,000        $    3,007,500
Marcus Cable Operating Co., Sr. Sub. Disc. Notes,
   Zero Coupon (until 8/1/99)                              B3               13.50       8/01/04      54,000            44,280,000
Rifkin Acquisitions Partners L.P., Sr. Sub. Notes          B3               11.125      1/15/06      17,750            18,504,375
Rogers Cablesystems, Inc.,
   Sr. Sec'd Notes                                         Ba3              10.00       3/15/05      66,075            70,369,875
   Sr. Sec'd. Deb.                                         Ba3              10.00      12/01/07      12,000            12,660,000
   Sr. Sec'd. Deb.                                         Ba3              10.125      9/01/12      19,575            20,309,062
Telewest Plc, Sr. Disc. Deb., Zero Coupon (until
   10/1/00)                                                B1               11.00      10/01/07      45,400            31,666,500
Tevecap S.A., Sr. Notes                                    B2               12.625     11/26/04      15,000            15,337,500
United Int'l. Holdings, Inc., Sr. Disc. Notes              B3              Zero        11/15/99      51,600            36,894,000
Videotron Holdings Plc,
   Sr. Disc. Notes, Zero Coupon (until 1/1/00)             B3               11.125      7/01/04      12,375            10,766,250
   Sr. Disc. Notes, Zero Coupon (until 8/15/00)            B3               11.00       8/15/05      10,300             8,291,500
                                                                                                                   --------------
                                                                                                                      751,857,666
------------------------------------------------------------------------------------------------------------------------------
Casinos--1.4%
Casino America Corp., Sr. Sec'd. Notes                     B1               12.50       8/01/03      10,000             9,475,000
Empress River Casino Finance Corp., Sr. Notes              Ba3              10.75       4/01/02      16,000            17,360,000
Majestic Star Casino LLC., Sr. Notes                       NR               12.75       5/15/03       6,000             6,435,000
Trump Atlantic City Assocs., First Mtge. Notes             B1               11.25       5/01/06      25,600            25,344,000
                                                                                                                   --------------
                                                                                                                       58,614,000
------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.4%
ISP Holdings, Inc.,
   Sr. Notes                                               Ba3               9.75       2/15/02      29,081            29,808,025
   Sr. Notes                                               Ba3               9.00      10/15/03      26,250            26,643,750
Sterling Chemical Holdings, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 8/15/01)            Caa              13.50       8/15/08       5,450             3,188,250
   Sr. Sub. Notes                                          B3               11.75       8/15/06      10,000            10,600,000
Terra Industries, Inc., Sr. Notes                          Ba3              10.50       6/15/05      24,100            26,148,500
Texas Petrochemical Corp., Sr. Sub. Notes                  NR               11.125      7/01/06       5,000             5,375,000
                                                                                                                   --------------
                                                                                                                      101,763,525
------------------------------------------------------------------------------------------------------------------------------
Computer Services--0.7%
Unisys Corp., Sr. Notes                                    B1               11.75      10/15/04      30,000            32,025,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Consumer Products--1.3%
Knoll Furniture, Inc., Sr. Sub. Notes                      B3              10.875%      3/15/06    $ 16,500        $   18,232,500
Lifestyle Furnishings, Inc., Sr. Sub. Notes                B1              10.875       8/01/06      27,500            29,493,750
Radnor Holdings Corp., Sr. Notes                           B2              10.00       12/01/03       8,400             8,568,000
                                                                                                                   --------------
                                                                                                                       56,294,250
------------------------------------------------------------------------------------------------------------------------------
Diversified Industries--0.3%
Newflo Corp., Sub. Notes                                   B3              13.25       11/15/02      10,500            11,589,375
------------------------------------------------------------------------------------------------------------------------------
Drugs & Health Care--6.4%
Fresenius Med Care Capital Trust                           Ba3               9.00      12/01/06      40,500            41,208,750
Imed Corp., Sr. Sub. Notes                                 B3                9.75      12/01/06      22,475            22,868,313
Integrated Health Services, Inc., Sr. Sub. Notes           B1               10.25       4/30/06      37,500            39,375,000
Magellan Health Services, Inc., Sr. Sub. Notes             B2               11.25       4/15/04      48,350            53,426,750
Owens & Minor, Inc., Sr. Sub. Notes                        B1               10.875      6/01/06       9,600            10,296,000
Tenet Healthcare Corp., Sr. Sub. Notes                     Ba3              10.125      3/01/05      94,000           104,105,000
                                                                                                                   --------------
                                                                                                                      271,279,813
------------------------------------------------------------------------------------------------------------------------------
Energy--8.2%
AES China Generating Co., Notes                            Ba3              10.125     12/15/06       6,750             6,952,500
AES Corp., Sr. Sub. Notes                                  Ba1              10.25       7/15/06      27,000            29,092,500
Benton Oil & Gas Co., Sr. Notes                            NR               11.625      5/01/03      11,300            12,444,125
Cal Energy Co., Inc., Sr. Notes                            Ba2               9.50       9/15/06      13,000            13,520,000
California Energy Co., Inc.,
   Disc. Notes, Zero Coupon (until 1/15/97)                Ba2              10.25       1/15/04      56,500            59,536,875
   Sr. Notes                                               Ba2               9.875      6/30/03       7,100             7,455,000
Cliffs Drilling Co., Sr. Notes                             B1               10.25       5/15/03       8,800             9,361,000
Coda Energy, Inc., Notes                                   B3               10.50       4/01/06      10,000            10,500,000
Forcenergy, Inc., Sr. Sub. Notes                           B2                9.50      11/01/06      10,000            10,400,000
Gulf Canada Resources, Ltd.,
   Sr. Sub. Deb.                                           Ba3               9.25       1/15/04      29,730            31,439,475
   Sr. Sub. Notes                                          Ba3               9.625      7/01/05      31,720            34,336,900
KCS Energy, Inc., Sr. Notes                                B1               11.00       1/15/03      14,250            15,390,000
McDermott J. Ray, Sr. Sub. Notes                           Ba3               9.375      7/15/06      24,000            25,200,000
Parker Drilling Corp., Sr. Notes                           B1                9.75      11/15/06      13,600            14,348,000
Petroleum Heat & Power, Inc., Sub. Notes                   B2               10.125      4/01/03       8,010             7,809,750
Plains Resources, Inc., Sr. Sub. Notes                     B2               10.25       3/15/06      11,000            11,770,000
Transtexas Gas Corp., Sr. Sec'd. Notes                     B2               11.50       6/15/02      27,250            29,430,000
Triton Energy Corp., Sr. Sub. Disc. Notes                  B1                9.75      12/15/00      16,314            17,027,737
                                                                                                                   --------------
                                                                                                                      346,013,862

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.1%
First Nationwide Holdings, Inc.,
   Sr. Notes                                               B2               12.50%      4/15/03    $ 26,750        $   29,960,000
   Sr. Sub. Notes                                          Ba3              10.625     10/01/03      16,000            17,280,000
                                                                                                                   --------------
                                                                                                                       47,240,000
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage--3.2%
Canandaigua Wine, Inc., Sr. Sub. Notes                     B1                8.75      12/15/03      14,750            14,381,250
Curtice Burns Foods, Inc., Sr. Sub. Notes                  B3               12.25       2/01/05      21,080            21,975,900
Del Monte Corp., Sub. Notes, PIK,
   (cost $14,871,749; purchased on various dates:
   3/12/93 through 9/11/96)                                NR               12.25       9/01/02      14,713(b)         15,007,260
Fresh Del Monte Produce, N.V., Sr. Notes                   Caa              10.00       5/01/03      32,698            31,226,590
International Home Foods, Inc., Sr. Sub. Notes             B2               10.375     11/01/06       9,600             9,912,000
PM Holdings Corp., Sr. Sub. Disc. Notes,
   Zero Coupon (until 9/1/98)                              B3               11.50       9/01/05      13,237             8,537,865
PSF Holdings, LLC, Sr. Sec'd. Notes, PIK,
   (cost $10,480,477; purchased 5/20/94)                   NR               11.00       9/17/03      10,480(b)         10,847,294
Specialty Foods Corp.,
   Sr. Notes                                               B3               11.125     10/01/02       9,490             9,015,500
   Sr. Unsec'd. Notes                                      B3               10.25       8/15/01      16,500            15,262,500
                                                                                                                   --------------
                                                                                                                      136,166,159
------------------------------------------------------------------------------------------------------------------------------
Industrials--0.4%
Clark Materials Handling Corp., Sr. Notes                  B1               10.75      11/15/06       8,000             8,320,000
IMO Industries, Inc., Sr. Sub. Notes                       Caa              11.75       5/01/06      10,000             9,300,000
                                                                                                                   --------------
                                                                                                                       17,620,000
------------------------------------------------------------------------------------------------------------------------------
Leisure & Tourism--4.5%
HMC Acquisition Properties, Inc., Sr. Notes                Ba3               9.00      12/15/07      48,260            48,983,900
HMH Properties, Inc., Sr. Notes                            Ba3               9.50       5/15/05      90,500            94,120,000
John Q Hammons Hotels,
   First Mtge. Notes                                       B1                8.875      2/15/04      34,365            33,935,438
   First Mtge. Notes                                       B1                9.75      10/01/05      13,750            13,990,625
                                                                                                                   --------------
                                                                                                                      191,029,963
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Services--0.6%
Coinstar, Inc., Sr. Sub. Notes, Zero Coupon (until
   10/1/99),
   (cost $6,550,652; purchased 10/17/96)                   NR               13.00      10/01/06       9,300(b)(d)       6,603,093
United Stationer Supply Co., Sr. Sub. Notes                B3               12.75       5/01/05      18,000            19,890,000
                                                                                                                   --------------
                                                                                                                       26,493,093

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Producrts--4.4%
Container Corp., Sr. Notes                                 B1               11.25%      5/01/04    $ 28,500        $   30,922,500
Gaylord Container Corp., Sr. Sub. Disc. Notes              Caa              12.75       5/15/05      40,090            44,299,450
Ivex Packaging Corp., Sr. Sub. Notes                       B3               12.50      12/15/02      11,000            11,907,500
Pacific Lumber Co., Sr. Notes                              B3               10.50       3/01/03      27,653            28,067,795
Repap New Brunswick, Inc., Sr. Sec'd. Notes                B3               10.625      4/15/05      24,350            25,324,000
Stone Consolidated, Inc., Sr. Sec'd. Notes                 Ba1              10.25      12/15/00      41,650            44,357,250
                                                                                                                   --------------
                                                                                                                      184,878,495
------------------------------------------------------------------------------------------------------------------------------
Plastic Products--0.5%
Applied Extrusion Technology, Inc., Sr. Notes              B2               11.50       4/01/02      19,800            20,790,000
------------------------------------------------------------------------------------------------------------------------------
Publishing--0.3%
Affiliated Newspapers, Sr. Disc. Notes, Zero Coupon
   (until 7/1/99)                                          B3               13.25       7/01/06      10,250             8,456,250
Big Flower Press, Inc., Sr. Sub. Notes                     B2               10.75       8/01/03       4,334             4,615,710
                                                                                                                   --------------
                                                                                                                       13,071,960
------------------------------------------------------------------------------------------------------------------------------
Retail--1.0%
Brylane L.P., Sr. Sub. Notes                               B2               10.00       9/01/03      10,000            10,300,000
Cole National Group, Inc., Sr. Sub. Notes,
   (cost $17,149,750; purchased 11/13/96 and
   11/22/96)                                               B2                9.875     12/31/06      17,200(b)         17,716,000
Specialty Retailers, Inc., Sr. Sub. Notes                  B3               11.00       8/15/03      14,290            14,718,700
                                                                                                                   --------------
                                                                                                                       42,734,700
------------------------------------------------------------------------------------------------------------------------------
Steel & Metals--1.2%
Maxxam Group Holdings, Inc., Sr. Notes                     B3               12.00       8/01/03       9,000             9,180,000
Silgan Corp., Sr. Sub. Notes                               B3               11.75       6/15/02      16,695            17,780,175
United States Can Corp., Sr. Sub. Notes                    B2               10.125     10/15/06       8,000             8,410,000
WCI Steel, Inc., Sr. Notes                                 B2               10.00      12/01/04      15,000            15,300,000
                                                                                                                   --------------
                                                                                                                       50,670,175
------------------------------------------------------------------------------------------------------------------------------
Supermarkets--2.2%
Food 4 Less Holdings, Inc., Sr. Disc. Deb.,
   Zero Coupon (until 6/15/00)                             Caa              13.625      7/15/05      15,200             9,576,000
Pathmark Stores, Inc.,
   Sr. Sub. Notes                                          B3                9.625      5/01/03      10,288             9,850,760
   Sub. Notes                                              Caa              11.625      6/15/02      10,000            10,150,000
   Sub. Notes                                              Caa              12.625      6/15/02      10,500            10,893,750

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Supermarkets (cont'd.)
Pueblo Xtra Int'l., Inc., Sr. Notes                        B2                9.50%      8/01/03    $  8,855        $    8,190,875
Ralphs Grocey Co., Sr. Notes                               B1               10.45       6/15/04       3,500             3,723,125
Smiths Food & Drug, Sr. Sub. Notes                         B3               11.25       5/15/07      29,000            32,045,000
Southland Corp., Sr. Sub. Deb.                             B2               12.00       6/15/09      10,000            10,000,000
                                                                                                                   --------------
                                                                                                                       94,429,510
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--17.7%
Arch Communications Group, Inc., Sr. Disc. Notes,
   Zero Coupon (until 3/15/01)                             B3               10.875      3/15/08      15,170             8,646,900
Brooks Fiber Properties, Inc., Sr. Disc. Notes,
   Zero Coupon (until 11/1/01)                             NR               11.875     11/01/06      19,400            12,998,000
Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero
   Coupon (until 6/15/99), (cost $17,182,743;
   purchased 6/15/95 and 11/17/95)                         NR               13.00       6/15/05      27,000(b)         21,195,000
Cencall Communications Corp., Sr. Disc. Notes,
   Zero Coupon (until 1/15/99)                             B3               10.125      1/15/04      61,330            41,934,387
Centennial Cellular Corp.,
   Sr. Notes                                               B1                8.875     11/01/01      36,575            35,294,875
   Sr. Notes                                               B1               10.125      5/15/05      11,945            12,034,588
Clearnet Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 12/15/00)                            B3               14.75      12/15/05      33,150            20,553,000
Communication Cellular, S.A., Sr. Def'd. Bonds,
   Zero Coupon (until 11/15/00)                            B3               13.125     11/15/03      30,000            19,950,000
Dial Call Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 4/15/99)                             B3               12.25       4/15/04      13,000             9,360,000
Geotek Communications, Inc., Sr. Conv. Notes,
   (cost $12,000,000; purchased 3/5/96)                    Caa              12.00       2/15/01      12,000(b)         12,180,000
GST Telecommunciations, Inc., Conv. Sr. Disc. Notes,
   Zero Coupon (until 12/15/00)                            NR               13.875     12/15/05       2,262             1,786,980
GST USA, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)                                               NR               13.875     12/15/05      18,096            11,083,800
Hyperion Telecommunications, Sr. Disc. Notes,
   Zero Coupon (until 4/15/01)                             NR               13.00       4/15/03      22,000            12,485,000
ICG Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 9/15/00)                                         NR               13.50       9/15/05      48,730            34,720,125
Impsat Corp., Sr. Notes                                    B2               12.125      7/15/03      16,000            16,960,000
Intercel, Inc., Sr. Disc. Notes, Zero Coupon (until
   5/1/01)                                                 B2               12.00       5/01/06      10,500             6,510,000
Intermedia Communications of Florida,
   Sr. Notes                                               B3               13.50       6/01/05      11,250            12,881,250
   Sr. Disc. Notes, Zero Coupon (until 5/15/01)            B3               12.50       5/15/06      20,000            13,600,000
International Wireless Communications, Inc., Sr.
   Disc. Notes                                             NR              Zero         8/15/01      23,000            12,420,000
Metrocall, Inc., Sr. Sub. Notes                            B3               10.375     10/01/07      17,500            15,050,000
MFS Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 7/15/99)            B1                9.375      1/15/04      54,950            47,669,125
   Sr. Disc. Notes, Zero Coupon (until 1/15/01)            B1                8.875      1/15/06      55,150            40,121,625

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Millicom Int'l. Cellular, Sr. Disc. Notes,
   Zero Coupon (until 12/1/01)                             B3               13.50%      6/01/06    $ 14,500        $    8,990,000
Nextel Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 8/15/99)                             B3                9.75       8/15/04      14,000             9,555,000
Omnipoint Corp., Sr. Notes                                 B2               11.625      8/15/06      22,500            23,343,750
Pagemart Nationwide, Inc., Sr. Disc. Notes,
   Zero Coupon (until 2/1/00)                              NR               15.00       2/01/05      23,000            15,812,500
Pagemart, Inc., Sr. Disc. Notes,
   Zero Coupon (until 11/1/98)                             NR               12.25      11/01/03      16,525            13,220,000
Paging Network, Inc.,
   Sr. Sub. Notes                                          B2                8.875      2/01/06      21,300            20,288,250
   Sr. Sub. Notes                                          B2               10.125      8/01/07      26,500            27,030,000
   Sr. Sub. Notes                                          B2               10.00      10/15/08      11,000            11,178,750
PriCellular Wireless Corp.,
   Sr. Disc. Notes, Zero Coupon (until 11/15/97)           B3               14.00      11/15/01      14,770            14,474,600
   Sr. Disc. Notes, Zero Coupon (until 10/1/98)            B3               12.25      10/01/03      33,100            28,300,500
Rogers Cantel, Inc., Deb.                                  Ba3               9.375      6/01/08      44,500            46,725,000
Teleport Communications,
   Sr. Disc. Notes, Zero Coupon (until 7/1/01)             B1               11.125      7/01/07      25,000            17,125,000
   Sr. Notes                                               B1                9.875      7/01/06      10,400            11,102,000
USA Mobil Communications, Inc.,
   Sr. Notes                                               B2                9.50       2/01/04       7,350             6,982,500
   Sr. Notes                                               B2               14.00      11/01/04       8,000             9,120,000
Western Wireless Corp.,
   Sr. Sub. Notes                                          B3               10.50       6/01/06      12,000            12,570,000
   Sr. Sub. Notes                                          B3               10.50       2/01/07      12,500            13,109,375
Winstar Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 10/15/00)           NR               14.00      10/15/05      48,100            29,461,250
   Conv. Sr. Disc. Notes, Zero Coupon (until
      10/15/00)                                            NR               14.00      10/15/05      17,550            12,636,000
                                                                                                                   --------------
                                                                                                                      750,459,130
------------------------------------------------------------------------------------------------------------------------------
Textiles--0.5%
Polysindo Int'l. Finance Co., Notes                        Ba3              11.375      6/15/06      18,050            19,719,625
------------------------------------------------------------------------------------------------------------------------------
Transportation/Trucking/Shipping--0.2%
Ameritruck Distribution Corp., Sr. Sub. Notes              B-(a)            12.25      11/15/05       9,900             9,924,750
------------------------------------------------------------------------------------------------------------------------------
Waste Management--0.9%
Allied Waste N.A., Inc., Sr. Sub. Notes                    B3               10.25      12/01/06      35,000            36,750,000
Total bonds (cost $3,647,996,919)                                                                                   3,792,026,126

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996     PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

                                                       Value
Description                        Shares            (Note 1)
------------------------------------------------------------
PREFERRED STOCKS--3.1%
AmeriKing, Inc., $13.00           80,000(d)       $    2,200,000
Cablevision Systems Corp.,
   $11.125, PIK                      3,733            33,503,675
   $11.125, PIK                     61,773             5,544,087
   $11.75, PIK                     167,337            15,646,031
Time Warner Inc., $10.25, Ser. M,
  PIK                               69,896            75,837,160
                                                  --------------
Total preferred stocks
  (cost $125,172,039)                                132,730,953
                                                  --------------
------------------------------------------------------------
COMMON STOCKS(c)--0.3%
Affiliated Newspapers               12,250               612,500
C S Wireless Systems, Inc.           4,400                    44
Dr Pepper Bottling Co., Cl. A       72,580               725,800
EnviroSource, Inc.                 428,333             1,151,145
Gaylord Container Corp., Cl. A     324,735             1,989,002
Metromedia Corp.                    69,374               685,068
Pagemart Nationwide, Inc.           71,750               502,250
Peachtree Cable Assn., Ltd.         31,559               307,700
PM Holdings Corp.                    3,679             1,287,650
Rite Aid Corp.                      62,985             2,503,654
Smith's Food & Drug Centers,
  Inc.,
  Cl. B, (cost $0; purchased
  6/22/94)                          13,553(b)            420,143
Triton Group Ltd.                 1,051,135              919,743
U.S. West Communications Group      18,202               587,015
U.S. West Media Group               20,832               385,392
Walter Industries, Inc.              7,641               107,929
                                                  --------------
Total common stocks
  (cost $11,523,421)                                  12,185,035
                                                  --------------
------------------------------------------------------------
COMMON TRUST UNITS(c)--0.6%         Units
PSF Holdings, LLC,
  (cost $32,569,430; purchased
  5/20/94)                         951,717 (b)        25,696,359
                                                  --------------



                                                       Value
Description                        Warrants          (Note 1)
------------------------------------------------------------

WARRANTS(c)--0.3%
American Telecasting, Inc.,
  expiring 6/15/99                  41,000        $      246,000
Cellnet Data Systems, Inc.,
  expiring 6/15/05, (cost $0;
  purchased 6/6/95 and 11/17/95)   108,000(b)              1,080
Cellular Communications Int'l.,
  Inc., expiring 8/15/03            22,250               445,000
Clearnet Communications, Inc.,
  expiring 9/15/05                 109,395               793,114
Comcel, expiring 11/15/03           30,000             2,250,000
Foamex JPS Automotive L.P.,
  expiring 7/1/99                   20,250               506,250
Gaylord Container Corp.,
  expiring 11/1/02                 417,518             2,583,393
Heartland Wireless Communication,
  Inc., expiring 12/31/00           39,000                78,000
Hyperion Telecommunications,
  expiring 4/15/01                  22,000               440,000
Intelcom Group, Inc., expiring
  9/15/05                          127,809             1,661,517
Intermedia Communications of
  Florida, expiring 6/1/00,
  (cost $0; purchased 5/25/95)      11,250(b)            393,750
International Wireless
  Communications Holdings, Inc.,
  expiring 8/15/01                  23,000                   230
Nextel Communications, Inc.,
   expiring 12/15/98                14,273                 2,141
   expiring 4/25/99                  7,000                 1,050
President Riverboat Casinos,
  Inc., expiring 9/30/99            44,150                   441
Sterling Chemical Holdings, Inc.,
  expiring 8/15/08                   5,450               190,750
United Int'l. Holdings, Inc.,
  expiring 11/15/99                 44,500               890,000
                                                  --------------
Total warrants (cost $220,009)                        10,482,716
                                                  --------------
Total long-term investments
  (cost $3,817,481,818)                            3,973,121,189

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                         PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                                  Principal
                                                                        Interest     Maturity      Amount              Value
Description                                                               Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.8%
------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--4.0%
Canadian Imperial Bank of Commerce                                           6.75%       1/2/97    $153,667        $  153,667,000
First Data Corp.                                                             7.00        1/2/97      15,000            14,997,083
GTE Corp.                                                                    5.50        1/2/97       1,000               996,945
                                                                                                                   --------------
Total commercial paper (cost $169,661,028)                                                                            169,661,028
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement--0.8%
Joint Repurchase Agreement Account (cost $34,336,000;
   Note 5)                                                                   6.61        1/2/97      34,336            34,336,000
                                                                                                                   --------------
Total short-term investments (cost $203,997,028)                                                                      203,997,028
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments--98.6 %
   (cost $4,021,478,846; Note 4)                                                                                    4,177,118,217
Other assets in excess of liabilities--1.4%                                                                            58,639,334
                                                                                                                   --------------
Net Assets--100%                                                                                                   $4,235,757,551
                                                                                                                   --------------
                                                                                                                   --------------

---------------
(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $110,804,801. The aggregate value ($110,059,979) is approximately 2.6% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Statement of Assets and Liabilities             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $4,021,478,846).............................................................      $  4,177,118,217
Cash....................................................................................................             2,129,505
Interest receivable.....................................................................................            59,803,491
Receivable for Fund shares sold.........................................................................            12,098,591
Receivable for investments sold.........................................................................               342,000
Deferred expenses and other assets......................................................................               108,694
                                                                                                              -----------------
   Total assets.........................................................................................         4,251,600,498
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................             7,742,532
Payable for investments purchased.......................................................................             2,041,453
Distribution Fee Payable................................................................................             1,880,617
Accrued expenses........................................................................................             1,680,742
Management Fee Payable..................................................................................             1,463,204
Dividends payable.......................................................................................             1,034,399
                                                                                                              -----------------
   Total liabilities....................................................................................            15,842,947
                                                                                                              -----------------
Net Assets..............................................................................................      $  4,235,757,551
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $      5,053,672
   Paid-in capital in excess of par.....................................................................         4,765,552,790
                                                                                                              -----------------
                                                                                                                 4,770,606,462

   Distributions in excess of net investment income.....................................................            (1,034,399)
   Accumulated net realized loss on investments.........................................................          (689,453,883)
   Net unrealized appreciation on investments...........................................................           155,639,371
                                                                                                              -----------------

Net assets, December 31, 1996...........................................................................      $  4,235,757,551
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
                      .
      ($1,564,428,642 - 186,478,079 shares of common stock issued and outstanding)......................                  $8.39
                      .
   Maximum sales charge (4.00% of offering price).......................................................                    .35
                                                                                                                          -----
   Maximum offering price to public.....................................................................                  $8.74
Class B:
   Net asset value, offering price and redemption price per share
                      .
      ($2,596,207,015 - 309,928,968 shares of common stock issued and outstanding)......................                  $8.38
                      .                                                                                                   =====
Class C:
   Net asset value, offering price and redemption price per share
                   .
      ($43,373,860 - 5,177,510 shares of common stock issued and outstanding)...........................                  $8.38
                   .                                                                                                      =====
Class Z:
   Net asset value, offering price and redemption price per share
                   .
      ($31,748,034 - 3,782,645 shares of common stock issued and outstanding)...........................                  $8.39
                   .                                                                                                      =====


--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL HIGH YIELD FUND, INC.
HIGH YIELD FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Interest..............................     $ 401,639,265
   Dividends.............................         4,681,278
                                            -----------------
      Total Income.......................       406,320,543
                                            -----------------
Expenses
   Distribution fee--Class A.............         2,077,714
   Distribution fee--Class B.............        19,896,618
   Distribution fee--Class C.............           214,854
   Management Fee........................        16,817,042
   Transfer agent's fees and expenses....         4,175,000
   Reports to shareholders...............         1,503,000
   Custodian's fees and expenses.........           308,000
   Registration fees.....................           150,000
   Insurance expense.....................            74,000
   Audit fee and expenses................            71,000
   Directors' fees and expenses..........            37,000
   Legal fees and expenses...............            35,000
   Miscellaneous.........................            32,750
                                            -----------------
      Total operating expenses...........        45,391,978
   Loan commitment fees (Note 2).........            75,000
                                            -----------------
      Total expenses.....................        45,466,978
                                            -----------------
Net investment income....................       360,853,565
                                            -----------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions..........................        33,923,042
Net change in unrealized appreciation of
   investments...........................        75,350,872
                                            -----------------
Net gain on investments..................       109,273,914
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 470,127,479
                                            -----------------
                                            -----------------

PRUDENTIAL HIGH YIELD FUND, INC.
HIGH YIELD FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                          1996                1995
Operations
   Net investment income.......   $   360,853,565     $   368,711,713
   Net realized gain (loss) on
      investment
      transactions.............        33,923,042        (129,423,086)
   Net change in unrealized
      appreciation of
      investments..............        75,350,872         373,919,552
                                 ----------------    ----------------
   Net increase in net assets
      resulting from
      operations...............       470,127,479         613,208,179
                                 ----------------    ----------------
Net equalization credits.......                --             155,052
                                 ----------------    ----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (127,419,210)       (107,009,035)
      Class B..................      (228,744,279)       (260,558,397)
      Class C..................        (2,463,825)         (1,144,281)
      Class Z..................        (2,226,251)                 --
                                 ----------------    ----------------
                                     (360,853,565)       (368,711,713)
                                 ----------------    ----------------
   Dividends in excess of net
      investment income
      Class A..................        (3,542,829)         (2,494,359)
      Class B..................        (6,360,123)         (5,281,164)
      Class C..................           (68,506)            (32,071)
      Class Z..................           (61,900)                 --
                                 ----------------    ----------------
                                      (10,033,358)         (7,807,594)
                                 ----------------    ----------------
Fund share transactions (Net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................     2,157,396,910       1,732,422,699
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       181,172,994         180,623,667
   Cost of shares reacquired...    (2,293,331,143)     (1,536,230,023)
                                 ----------------    ----------------
   Net increase in net assets
      from Fund share
      transactions.............        45,238,761         376,816,343
                                 ----------------    ----------------
Total increase.................       144,479,317         613,660,267
Net Assets
Beginning of year..............     4,091,278,234       3,477,617,967
                                 ----------------    ----------------
End of year....................   $ 4,235,757,551     $ 4,091,278,234
                                 ----------------    ----------------
                                 ----------------    ----------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Prudential High Yield Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (``restricted securities''). Certain issues of restricted securities held by the Fund at December 31, 1996 include registration rights under which the Fund may demand registration by the issuer, some of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes original issue discounts as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and wash sales.

Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net
--------------------------------------------------------------------------------

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
investment income on the date of the transaction, is credited or charged to undistributed net investment income. A portion ($6,076,709) of undistributed net investment income at December 31, 1995, resulting from equalization, was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income by $11,104,473, increase accumulated net realized loss on investments by $5,406,601 and decrease paid-in capital in excess of par by $5,697,782. This was primarily resulting from: (i) sales of securities purchased with market discounts and, (ii) an overdistribution of taxable income for the year ended December 31, 1996. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1996

PSI has advised the Fund that it has received approximately $1,021,400 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended December 31, 1996, it received approximately $4,841,400 and $33,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund entered into a credit agreement with State Street Bank and Trust Co. with a maximum commitment of $75,000,000 which was due to expire on December 2, 1997. Such agreement was terminated on January 2, 1997. The Fund has not borrowed any monies pursuant to such credit agreement. The Fund accrued and paid quarterly commitment fees at an annual rate of .10 of 1% on the $75,000,000, the unused portion of the credit facility.

The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with Deutsche Bank. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
--------------------------------------------------------------------------------

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC, a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1996, the Fund incurred fees of approximately $3,578,500 for the services of PMFS. As of December 31, 1996, $295,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 were $3,489,974,465 and $3,701,287,552, respectively.

The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 1996 was $4,022,871,730; accordingly, net unrealized appreciation for federal income tax purposes was $154,246,487 (gross unrealized appreciation--$217,880,106; gross unrealized depreciation--$63,633,619).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1996 of approximately $673,926,900 of which $323,340,600 expires in 1998, $77,895,200 expires in 1999, $110,441,500 expires in 2000, $162,249,600 expires in 2003. Such carryforward is after utilization of approximately $36,819,400 of net taxable gains realized and recognized during the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

For federal income tax purposes, the Fund will elect to treat net capital losses of approximately $14,134,100 incurred in the two month period ended December 31, 1996 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund has a 3.1% undivided interest in the joint account. The undivided interest for the Fund represents $34,336,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.

Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.

J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.

Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective March 1, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1996:
Shares sold...................    131,810,870    $ 1,086,630,794
Shares issued in reinvestment
  of dividends and
  distributions...............      8,520,554         69,971,317
Shares reacquired.............   (156,945,056)    (1,293,344,935)
                                 ------------    ---------------
Net decrease in shares
  outstanding before
  conversions.................    (16,613,632)      (136,742,824)
Shares issued upon conversion
  from Class B................     39,887,682        327,279,932
                                 ------------    ---------------
Net increase in shares
  outstanding.................     23,274,050    $   190,537,108
                                 ------------    ---------------
                                 ------------    ---------------

--------------------------------------------------------------------------------

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Class A                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1995:
Shares sold...................     85,065,787    $   680,939,054
Shares issued in reinvestment
  of dividends and
  distributions...............      7,260,503         58,391,158
Shares reacquired.............    (86,586,970)      (693,700,291)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................      5,739,320         45,629,921
Shares issued upon conversion
  from Class B................    136,453,614      1,063,977,235
                                 ------------    ---------------
Net increase in shares
  outstanding.................    142,192,934    $ 1,109,607,156
                                 ------------    ---------------
                                 ------------    ---------------
Class B
------------------------------
Year ended December 31, 1996:
Shares sold...................    115,557,562    $   947,645,600
Shares issued in reinvestment
  of dividends and
  distributions...............     13,114,875        107,516,476
Shares reacquired.............   (112,666,220)      (923,331,159)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................     16,006,217        131,830,917
Shares reacquired upon
  conversion into Class A.....    (39,936,363)      (327,279,932)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................    (23,930,146)   $  (195,449,015)
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1995:
Shares sold...................    127,682,310    $ 1,017,983,490
Shares issued in reinvestment
  of dividends and
  distributions...............     15,200,641        121,565,304
Shares reacquired.............   (104,007,242)      (826,907,079)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................     38,875,709        312,641,715
Shares reacquired upon
  conversion into Class A.....   (136,628,901)    (1,063,977,235)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................    (97,753,192)   $  (751,335,520)
                                 ------------    ---------------
                                 ------------    ---------------
Class C                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1996:
Shares sold...................      8,109,246    $    66,598,614
Shares issued in reinvestment
  of dividends and
  distributions...............        178,716          1,465,941
Shares reacquired.............     (6,047,207)       (49,472,410)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,240,755    $    18,592,145
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1995:
Shares sold...................      4,161,922    $    33,500,155
Shares issued in reinvestment
  of dividends and
  distributions...............         82,802            667,205
Shares reacquired.............     (1,941,398)       (15,622,653)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,303,326    $    18,544,707
                                 ------------    ---------------
                                 ------------    ---------------
Class Z
------------------------------
March 1, 1996(a) through
  December 31, 1996:
Shares sold...................      6,826,290    $    56,521,902
Shares issued in reinvestment
  of dividends and
  distributions...............        270,685          2,219,260
Shares reacquired.............     (3,314,330)       (27,182,639)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      3,782,645    $    31,558,523
                                 ------------    ---------------
                                 ------------    ---------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                             Class A
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                    1996           1995          1994         1993         1992
                                                                 ----------     ----------     --------     --------     --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $     8.19     $     7.68     $   8.70     $   8.19     $   7.88
                                                                 ----------     ----------     --------     --------     --------
Income from investment operations
Net investment income........................................           .75            .81          .80          .84          .90
Net realized and unrealized gain (loss) on investments.......           .22            .53        (1.00)         .52          .32
                                                                 ----------     ----------     --------     --------     --------
   Total from investment operations..........................           .97           1.34         (.20)        1.36         1.22
                                                                 ----------     ----------     --------     --------     --------
Less distributions
Dividends from net investment income.........................          (.75)          (.81)        (.80)        (.84)        (.90)
Distributions in excess of net investment income.............          (.02)          (.02)        (.02)        (.01)          --
Distributions from paid-in capital in excess of par..........            --             --           --           --         (.01)
                                                                 ----------     ----------     --------     --------     --------
   Total distributions.......................................          (.77)          (.83)        (.82)        (.85)        (.91)
                                                                 ----------     ----------     --------     --------     --------
Net asset value, end of year.................................    $     8.39     $     8.19     $   7.68     $   8.70     $   8.19
                                                                 ----------     ----------     --------     --------     --------
                                                                 ----------     ----------     --------     --------     --------
TOTAL RETURN(a)..............................................         12.60%         18.17%       (2.35)%      17.32%       15.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $1,564,429     $1,336,354     $161,435     $171,364     $106,188
Average net assets (000).....................................    $1,385,143     $1,056,555     $165,517     $149,190     $ 81,129
Ratios to average net assets:
   Expenses, including distribution fees.....................           .72%           .75%         .78%         .76%         .85%
   Expenses, excluding distribution fees.....................           .57%           .60%         .63%         .61%         .70%
   Net investment income.....................................          9.20%         10.13%        9.86%        9.93%       10.96%
For Classes A, B, C and Z shares:
Portfolio turnover rate......................................            89%            78%          74%          85%          68%


---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                              Class B
                                                                ------------------------------------------------------------------
                                                                                      Year Ended December 31,
                                                                ------------------------------------------------------------------
                                                                   1996          1995           1994          1993         1992
                                                                ----------    ----------     ----------    ----------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $     8.18    $     7.67    $     8.69    $     8.19    $     7.88
                                                                ----------    ----------    ----------    ----------    ----------
Income from investment operations
Net investment income........................................          .71           .76           .76           .79           .85
Net realized and unrealized gain (loss) on investments.......          .22           .53         (1.00)          .51           .32
                                                                 ----------   ----------    ----------    ----------    ----------
   Total from investment operations..........................          .93          1.29          (.24)         1.30          1.17
                                                                 ----------    ----------   ----------    ----------    ----------
Less distributions
Dividends from net investment income.........................         (.71)         (.76)         (.76)         (.79)         (.85)
Distributions in excess of net investment income.............         (.02)         (.02)         (.02)         (.01)           --
Distributions from paid-in capital in excess of par..........           --            --            --            --          (.01)
                                                                 ----------   ----------    ----------    ----------    ----------
   Total distributions.......................................         (.73)         (.78)         (.78)         (.80)         (.86)
                                                                 ---------    ----------    ----------    ----------    ----------
Net asset value, end of year.................................   $     8.38    $     8.18    $     7.67    $     8.69    $     8.19
                                                                 ----------   ----------    ----------    ----------    ----------
                                                                 ----------   ----------    ----------    ----------    ----------
TOTAL RETURN(a)..............................................        11.97%        17.49%        (2.92)%       16.54%        15.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $2,596,207    $2,730,903    $3,311,323    $3,745,985    $2,887,698
Average net assets (000).....................................   $2,652,883    $2,725,385    $3,566,709    $3,389,439    $2,582,922
Ratios to average net assets:
   Expenses, including distribution fees.....................         1.32%         1.35%         1.38%         1.36%         1.45%
   Expenses, excluding distribution fees.....................          .57%          .60%          .63%          .61%          .70%
   Net investment income.....................................         8.62%         9.56%         9.28%         9.35%        10.29%
Portfolio turnover rate .....................................           89%           78%           74%           85%           68%


---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Class C                            Class Z
                                                                 ----------------------------------------------    ----------------
                                                                                                    August 1,
                                                                                                     1994(c)       March 1, 1996(d)
                                                                    Year Ended December 31,          Through            Through
                                                                -----------------------------     December 31,        December 31,
                                                                    1996             1995             1994                1996
                                                                ------------    ------------     ------------      ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................     $   8.18        $   7.67          $ 8.05              $   8.34
                                                                    ------          ------           -----              --------
Income from investment operations
Net investment income........................................          .71             .76             .32                   .63
Net realized and unrealized gain (loss) on investments.......          .22             .53            (.37)                  .07
                                                                    ------          ------           -----              --------
   Total from investment operations..........................          .93            1.29            (.05)                  .70
                                                                    ------          ------           -----              --------
Less distributions
Dividends from net investment income.........................         (.71)           (.76)           (.32)                 (.63)
Distributions in excess of net investment income.............         (.02)           (.02)           (.01)                 (.02)
                                                                    ------          ------           -----              --------
   Total distributions.......................................         (.73)           (.78)           (.33)                 (.65)
                                                                    ------          ------           -----              --------
Net asset value, end of period...............................     $   8.38        $   8.18          $ 7.67              $   8.39
                                                                    ------          ------           -----              --------
                                                                    ------          ------           -----              --------
TOTAL RETURN(a)..............................................        11.97%           17.49%          (0.79)%               8.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................     $ 43,374         $ 24,021          $4,860             $ 31,748
Average net assets (000).....................................     $ 28,647         $ 12,063          $2,840             $ 28,978
Ratios to average net assets:
   Expenses, including distribution fees.....................         1.32%            1.35%           1.48%(b)              .57%(b)
   Expenses, excluding distribution fees.....................          .57%             .60%            .73%(b)              .57%(b)
   Net investment income.....................................         8.60%            9.49%           9.80%(b)             9.31%(b)
Portfolio turnover rate .....................................           89%             78%              74%            \      89%


---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Consent of Independent Accountants

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 25, 1997, relating to the financial statements and financial highlights of Prudential High Yield Fund, Inc., which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.



PRICE  WATERHOUSE  LLP
New York, New York
February 25, 1997

Supplemental Proxy Information                  PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential High Yield Fund, Inc. was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Directors as follows: Edward D. Beach, Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil, III.

(2a) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in shares of other investment companies.

(2b) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in securities of unseasoned issuers.

(2c) To approve the proposed elimination of the Fund's investment restriction relating to the Fund's use of futures contracts and options.

(2d) To approve the proposed elimination of the Fund's investment restriction relating to investing in non-fixed income equity securities.

(2e) To approve the proposed elimination of the Fund's investment restriction regarding the making of loans.

(3) To ratify the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending December 31, 1996.
     The results of the proxy solicitation on the above matters were as follows:


Director/Matter                                                     Votes for                Votes against            Abstentions
---------------                                                 ----------------            -------------            -----------

(1) Edward D. Beach                                                 243,093,164                        --              7,553,330
   Eugene C. Dorsey                                                 243,481,913                        --              7,164,581
   Delayne Dedrick Gold                                             243,345,911                        --              7,300,583
   Robert F. Gunia                                                  243,542,766                        --              7,103,729
   Harry A. Jacobs, Jr.                                             242,945,526                        --              7,700,968
   Donald D. Lennox                                                 243,199,909                        --              7,446,585
   Mendel A. Melzer                                                 243,433,078                        --              7,213,416
   Thomas T. Mooney                                                 243,533,054                        --              7,113,440
   Thomas H. O'Brien                                                243,487,143                        --              7,159,351
   Richard A. Redeker                                               243,547,223                        --              7,099,271
   Nancy H. Teeters                                                 243,450,912                        --              7,195,582
   Louis A. Weil, III                                               243,436,711                        --              7,209,783

(2) Amending of Investment Restrictions:
   (a) Relating to investment in shares of other investment
companies                                                           189,468,143                 9,984,009             11,839,467
   (b) Relating to investment in securities of unseasoned
issuers                                                             184,480,788                14,137,805             12,673,026
   (c) Relating to the Fund's use of futures contracts and
options                                                             183,176,258                15,169,860             12,945,501
   (d) Relating to investing in non-fixed income equity
securities                                                          186,476,592                12,189,641             12,625,386
   (e) Regarding the making of loans                                184,265,196                14,334,424             12,691,999

(3) Price Waterhouse LLP                                            238,506,869                 2,323,623              9,816,003


Tax Information                                 PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
During the fiscal year ended December 31, 1996, the Fund paid ordinary income dividends per share totalling $0.77, $0.73, $0.73 and $0.65 for Class A, B, C and Z shares, respectively. Accordingly, we wish to advise you that 1.28% of the dividends paid qualified for the corporate dividend received deduction available to corporate taxpayers.
--------------------------------------------------------------------------------

                                   APPENDIX I
                         GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

Asset Allocation

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                                   APPENDIX II
                           HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.



                                      CHART



Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sectors


-----------------------------------------------------------------------------------------------------------
                                                                                                       YTD
                               '87      '88      '89     '90     '91       '92     '93       '94       9/95
-----------------------------------------------------------------------------------------------------------
U.S. Government
Treasury Bonds1                2.0%     7.0%    14.4%    8.5%    15.3%     7.2%    10.7%    (3.4)%    13.2%
-----------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage Securities2           4.3%     8.7%    15.4%   10.7%    15.7%     7.0%     6.8%    (1.6)%    13.1%
-----------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds3               2.6%     9.2%    14.1%    7.1%    18.5%     8.7%    12.2%    (3.9)%    16.5%
-----------------------------------------------------------------------------------------------------------
U.S. High Yield
Corporate Bonds4               5.0%    12.5%     0.8%   (9.6)%   46.2%    15.8%    17.1%    (1.0)%    15.6%
-----------------------------------------------------------------------------------------------------------
World
Government Bonds5             35.2%     2.3%    (3.4)%  15.3%    16.2%     4.8%    15.1%     6.0%     17.1%
-----------------------------------------------------------------------------------------------------------
Difference between highest
and lowest return percent     33.2%    10.2%    18.8%   24.9%    30.9%    11.0%    10.3%     9.9%      4.0%
-----------------------------------------------------------------------------------------------------------

1Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15 and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5Salomon Brothers World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.




                                      CHART



------------
Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.


    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P
500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


------------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past perfomance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securites, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III-INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by the Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide-one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investors ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate broker network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.2

    Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

------------
1Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennisen Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Xereator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to the BlackRock Government Income Trust. There are multiple subadvisrs for the Target Portfolio Trust.

2As of December 31, 1994.


                                      III-1

                  INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

    Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honoress are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years, Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecasters to Women's Wear Daily-to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

------------
3As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.


                                      III-2

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    Trading Data.4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds'money market desk traded $3.3 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds affected more than 40,000 trades in money market securities and held an average $20 billion of money market securities.6

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

                     INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.7

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Adviser training program received a grade of A\'96 (compared to an industry average of B+).

    In  1995,  Prudential   Securities'  equity  research  team  ranked  9th  in
Institutional Investor Magazine's 1993 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.8

    In addition to training, Prudential Securities provides its financial advisers with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


------------

4Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

5Based on 559 funds in  Lipper  Analytical  Services  categories  of Short  U.S.
 Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.

6As of December 31, 1994.

7As of December 31, 1994.

8On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                      III-3